UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21474

Oppenheimer Rochester Limited Term California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2014

Item 1. Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

LIMITED TERM CALIFORNIA MUNICIPAL FUND

ANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal 5 Year (4-6) Index
1-Year	3.40%	1.07%	3.55%
5-Year	5.04	4.56	3.78
10-Year	4.43	4.20	4.17

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds

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Fund Performance Discussion

With a tax-free distribution yield of 3.83% (without sales charge) as of July 31, 2014, the Class A shares of Oppenheimer Rochester Limited Term California Municipal Fund trailed only one category peer – this Fund’s Y shares – in Lipper’s California Short-Intermediate Municipal Debt Funds category. The A shares also beat the average in Lipper’s California Municipal Debt Funds category, which consists of longer-term funds. By way of comparison, a taxable investment would have had to earn 6.78% to provide as much income as the Fund’s Class A shares. Tax-free income generated by this Fund’s holdings contributed 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

Amid sluggish economic growth at the beginning of this reporting period, the muni market rallied. The Barclays Municipal 5 Year (4-6) Index, an unmanaged index of the 4- to 6-year component of the broader Barclays index of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 3.55% in the 12 months ended July 31, 2014.

In November 2013, as he approached the end of his 8-year tenure, Fed Chairman Ben S. Bernanke spoke frankly about his regular press conferences, saying that “transparency in

The average distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was 1.62% at the end of this reporting period. At 3.83%, the distribution yield for this Fund’s Class A shares was 221 basis points higher than the category average.

monetary policy enhances public understanding and confidence.” Mr. Bernanke’s announcement in June 2013 – that the Fed was “prepared to increase or reduce the pace of its purchases – had caused a sharp market sell-off at the end of the last reporting period, and many bond funds saw

 YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.83%

Dividend Yield with sales charge	3.74

Standardized Yield	3.33

Taxable Equivalent Yield	6.78

Last distribution (7/22/14)	$0.0105

Total distributions (8/1/13 to 7/31/14)	$0.1195

 Endnotes for this discussion begin on page 15 of this report

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considerable outflows during the remainder of calendar year 2013. As a result, yields rose, effectively turning the investor’s fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

Another sell-off occurred in mid-March 2014 after Janet Yellen, who was confirmed as chairman of the Federal Reserve on January 6, 2014, held her first press conference. There, she announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” The Fed Funds rate has been set between zero and 0.25% since December 2008, and the Fed’s policy – that the Fed Funds rate would not change until the unemployment rate had crossed the 6.5% threshold – has been in place since mid-December 2012.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries has long remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion with another drop scheduled for the summer. The Fed announced at the end of July that it would reduce its monthly bond purchases to $25 billion, yet gave no hint that recent signs of stronger growth had altered its resolve to hold short-term interests rates near zero into 2015.

Ms. Yellen has affirmed the Fed’s plan to end its stimulus purchases in the fall of 2014. The Fed also said it would reinvest the proceeds from its maturing securities in an effort to maintain current holdings levels. Although an end to the stimulus campaign looms, there is increasing backing among Fed officials to preserve the portfolio’s size, which it believes would help to keep borrowing costs low.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities with maturities of 15 years or longer remained “cheap to Treasuries” this reporting period, a condition that exists when the after-tax yields on muni bonds exceed the yields on Treasury bond with comparable maturities. This condition allows investors to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

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On July 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.44%, down 84 basis points from July 31, 2013. The average yield on 10-year, AAA-rated muni bonds on July 31, 2014, was 2.22%, down 66 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 14 basis points from the July 2013 date.

California’s economy continued to strengthen this reporting period, and the credit markets and the national credit rating agencies noticed. Early in the reporting period, the state sold $5.5 billion in short-term, revenue anticipation notes, which was the largest municipal-debt sale of 2013. The bonds sold at relatively low interest rates, an indication to many that California’s fiscal headaches were diminishing.

Another sign of the state’s improving conditions was the January 2014 announcement of a budget proposal for fiscal 2015 that included plans to repay $11 billion of the state’s debt and put $1.6 billion into the state’s rainy day fund, the first such deposit since 2007. Gov. Jerry Brown said at the time that there was “good news in the fiscal stability and resources available for the State of California” in 2014, adding that “by no means are we out of the wilderness.”

In May 2014, the governor put forth a revised budget proposal that called for $2 billion in additional spending for schools, teacher pensions, healthcare coverage and emergency drought assistance. The state’s high-speed passenger train project is slated to receive $250 million of the state’s cap-and-trade spending, according to The Bond Buyer.

The $108 billion general fund budget was approved by the Legislature in mid-June and signed by the governor on June 20, 2014. News reports indicated that this was the earliest date for a California budget deal in decades. The fiscal 2015 budget is the fourth consecutive budget to gain on-time approval.

Less than a week after the budget was signed, Moody’s Investors Service upgraded the state’s general obligation (G.O.) debt to Aa3, from A1. While taking note of the state’s “volatile” revenue structure, Moody’s cited strong liquidity, solid employment figures and declining debt levels as positive developments. Not since 2001 have California G.O.s been in Moody’s double-A category. The financial soundness of the governor’s budget also contributed to Standard & Poor’s decision to change its outlook for the state to positive, from stable. The state had A ratings from both S&P and Fitch Ratings as of July 31, 2014.

The reporting period also saw a variety of pension-related news. In Stockton, California, where bankruptcy proceedings were still ongoing as of July 31, 2014, the California Public Employees Retirement System (CalPERS) and the city workers it represents argued that pensions should be exempt from any budgetary haircuts made as part of a final bankruptcy plan.

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CalPERS is also involved in San Bernardino’s bankruptcy proceedings, which it has been challenging since December 2013, and has filed an amicus brief to support an appeal of Detroit’s eligibility to declare bankruptcy. Meanwhile, CalPERS and the California State Teachers Retirement System (CalSTRS), which had $489 billion in assets under management as of June 30, 2014, were upgraded to Aa2, from Aa3, by Moody’s and had gains of at least 18%, according to The Wall Street Journal. This increase in assets, we believe, is a positive for the state and for its bondholders.

During this reporting period, media coverage about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term California Municipal Fund held almost 1,150 securities as of July 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

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The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s California Short-Intermediate Municipal Debt Funds category as of July 31, 2014. At 3.83% on that date, it was 221 basis points higher than the category average, which was 1.62%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.78%, based on the Fund’s standardized yield as of July 31, 2014, and the current top federal and California income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this Fund shows the positive impact a yield-driven approach can have amid challenging market conditions. The Fund’s dividend, which was 0.95 cents per Class A share at the outset of the reporting period, increased to 1.0 cents with the January 2014 payout and to 1.05 cents with the April 2014 payout. In all, the Fund distributed 11.95 cents per Class A share this reporting period.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 12.3% of the Fund’s total assets as of July 31, 2014. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by

7      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

this Fund are backed by the proceeds of these lease arrangements. The sector, which continues to be fundamentally sound, also contributed positively to the Fund’s total return this reporting period.

As of July 31, 2014, the Fund remained invested in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 11.5% and 3.4% of the Fund’s total assets, respectively, and both sectors contributed positively to Fund performance.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 16.4% of the Fund’s net assets at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by Master Settlement Agreement (MSA) proceeds and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Nonetheless, the Fund’s holdings of bonds issued in Puerto Rico detracted from performance this reporting period amid concerns about the Commonwealth’s ongoing challenges.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-term Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

Almost one third of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. debt, which are backed by the full faith and taxing authority of state and local governments, represented 11.5% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by many municipalities throughout California. Even though G.O.s issued by Puerto Rico experienced “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – the Fund’s G.O. securities were a positive contributor to Fund performance this reporting period.

More than three quarters of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 3.8% of the Fund’s total assets as of July 31, 2014, and included bonds issued by the U.S. Virgin Islands, and various California entities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. As was the case overall for the Fund’s Puerto Rico holdings, investments in this sector detracted

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from the Fund’s overall performance this reporting period.

Late in this reporting period, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overtaken by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Our investment team will continue to monitor credit rating changes and other developments closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest facts, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. Early in this reporting period, the coverage focused on the

Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. Media coverage in the latter half of calendar year 2013 led to increased pricing pressure on bonds issued in Puerto Rico, though many began to rally in January 2014. Prices of Puerto Rico’s muni bonds fell again late in this reporting period amid discussions of debt restructuring.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Tax increment financing (TIF) bonds constituted 10.0% of the Fund’s total assets on July 31, 2014. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally

9      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

improves, which can lead to enhanced performance. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 7.9% of the Fund’s total assets at the end of this reporting period, and contributed positively to the Fund’s performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of July 31, 2014, the Fund was invested in the hospital/healthcare sector, which totaled 5.5% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. Of the Fund’s total assets on July 31, 2014, 5.1% were invested in the marine/aviation facilities sector, which was a positive contributor this reporting period.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented 5.1% and 4.0% of the Fund’s total assets, respectively. Despite the ongoing difficulties in the national housing market, the securities in these sectors continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term. During this reporting period, both the multifamily and single-family sectors contributed positively to the Fund’s total return.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio

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because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in many sectors including: water utilities, airlines and higher education.

However, in other relatively small sectors, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico faced credit spread widening, which took a toll on performance. Among the detracting sectors were electric utilities, which included PREPA bonds; sewer utilities, which included PRASA bonds; and government appropriations and highways/commuter facilities sectors, both of which included bonds issued in the Commonwealth.

Our approach to municipal bond investing is flexible and responsive to market conditions. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

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Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Municipal Leases	12.3%
Special Tax	11.5
General Obligation	11.5
Tax Increment Financing (TIF)	10.0
Tobacco Master Settlement Agreement	7.9
Hospital/Healthcare	5.5
Housing - Multi-Family	5.1
Marine/Aviation Facilities	5.1
Housing - Single-Family	4.0
Sales Tax Revenue	3.8

Portfolio holdings are subject to change. Percentages are as of July 31, 2014, and are based on total assets.

  CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.4%	0.0%	0.4%
AA	34.6	—	34.6
A	23.4	2.3	25.7
BBB	17.0	11.8	28.8
BB or lower	9.6	0.9	10.5
Total	85.0%	15.0%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS
As of 7/31/14
	Without Sales Charge	With Sales Charge
Class A	3.83%	3.74%
Class B	3.46	N/A
Class C	3.15	N/A
Class Y	4.04	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/14
Class A	3.33%
Class B	3.10
Class C	2.67
Class Y	3.66

TAXABLE EQUIVALENT YIELDS
As of 7/31/14
Class A	6.78%
Class B	6.31
Class C	5.44
Class Y	7.45

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	3.40%	5.04%	4.43%	4.30%
Class B (OLCBX)	2/25/04	2.73	4.13	3.92	3.98
Class C (OLCCX)	2/25/04	2.62	4.24	3.63	3.49
Class Y (OLCYX)	11/29/10	3.63	N/A	N/A	4.22

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	1.07%	4.56%	4.20%	4.08%
Class B (OLCBX)	2/25/04	-1.27	3.96	3.92	3.98
Class C (OLCCX)	2/25/04	1.62	4.24	3.63	3.49
Class Y (OLCYX)	11/29/10	3.63	N/A	N/A	4.22

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal 5 Year (4-6) Index, which consists of investment-grade municipal bonds having remaining maturities of 4 to 6 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0105 for the 28-day accrual period ended July 22, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 22, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of

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$0.0098, $0.0086 and $0.0111, respectively, for the 28-day accrual period ended July 22, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s California Short-Intermediate Municipal Debt Funds category is based on 21 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and California combined tax rate of 50.9%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

16      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$1,000.00	$1,025.40	$4.48
Class B	1,000.00	1,024.20	7.86
Class C	1,000.00	1,021.70	8.20
Class Y	1,000.00	1,026.50	3.22

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.38	4.47
Class B	1,000.00	1,017.06	7.83
Class C	1,000.00	1,016.71	8.18
Class Y	1,000.00	1,021.62	3.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.89%
Class B	1.56
Class C	1.63
Class Y	0.64

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     July 31, 2014

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—99.8%
California—82.9%
$690,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	12/01/2014	A	$692,139
645,000	Adelanto, CA Public Financing Authority, Series B1	6.300	09/01/2028	09/01/2014	A	646,200
200,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	223,504
100,000	Adelanto, CA Public Utility Authority	6.250	07/01/2026	07/01/2019	A	112,609
975,000	Adelanto, CA Public Utility Authority	6.625	07/01/2031	07/01/2019	A	1,094,184
100,000	Adelanto, CA Public Utility Authority	5.875	07/01/2022	07/01/2019	A	112,104
1,000,000	Alameda, CA Corridor Transportation Authority[1]	5.450	10/01/2025	10/01/2017	A	1,076,740
1,750,000	Alameda, CA Corridor Transportation Authority	5.000	10/01/2029	10/01/2023	A	1,969,590
40,000	Antelope Valley, CA Healthcare District	5.200	01/01/2017	08/31/2014	A	40,147
2,000,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2020	08/31/2014	A	2,022,380
3,005,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2027	08/31/2014	A	3,044,546
300,000	Antioch, CA Public Financing Authority[1]	5.500	01/01/2032	08/31/2014	A	300,351
1,010,000	Antioch, CA Public Financing Authority[1]	5.500	01/01/2016	08/31/2014	A	1,024,807
550,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2022	08/31/2014	A	558,294
15,000	Apple Valley, CA Improvement Bond Act 1915	6.900	09/02/2015	09/02/2014	A	15,513
30,000	Arcadia, CA Redevel. Agency Tax Allocation	5.000	05/01/2015	08/31/2014	A	30,117
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2023	08/31/2014	A	180,684
25,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[1]	5.125	05/01/2019	08/31/2014	A	25,076
15,000	Aromas, CA Water District	5.600	09/01/2018	09/01/2014	A	15,028
15,000	Atwater, CA Redevel. Agency (Downtown Redevel.)[1]	5.500	06/01/2019	08/31/2014	A	15,021
25,000	Auburn, CA Union School District COP[1]	5.750	09/01/2017	09/01/2014	A	25,090
25,000	Azusa, CA Redevel. Agency Tax Allocation (West End Redevel.)[1]	8.000	08/01/2034	02/01/2015	A	25,529
5,000	Bakersfield, CA Improvement Bond Act 1915	7.100	09/02/2015	09/02/2014	A	5,019
25,000	Baldwin Park, CA Public Financing Authority (San Gabriel River)[2]	5.000	08/01/2015	08/16/2014	A	25,091
120,000	Baldwin Park, CA Redevel. Agency[1]	5.750	09/01/2030	09/01/2014	A	120,186
280,000	Bay Area, CA Governments Association[1]	6.000	12/15/2024	12/15/2014	A	285,799
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	715,050
25,000	Beaumont, CA Financing Authority, Series A	5.700	09/01/2035	09/01/2015	A	25,805
150,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	09/01/2014	A	150,420

20      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$200,000	Belmont, CA Redevel. Agency (Los Costanos Community Devel.)[1]	5.600%	08/01/2018	08/19/2014	A	$200,532
30,000	Belmont, CA Redevel. Agency (Los Costanos Community Devel.)	5.500	08/01/2016	08/19/2014	A	30,078
120,000	Belmont, CA Redevel. Agency (Los Costanos Community Devel.)[1]	5.650	08/01/2024	08/19/2014	A	120,323
70,000	Big Bear, CA Municipal Water District COP[1]	5.000	11/01/2024	08/31/2014	A	70,047
125,000	Blythe, CA Financing Authority (City Hall & County Courthouse)[1]	5.500	09/01/2027	09/01/2014	A	125,120
50,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.750	05/01/2034	05/01/2015	A	50,288
75,000	Brea & Olinda, CA Unified School District COP	5.500	08/01/2017	08/31/2014	A	75,332
100,000	Buena Park, CA Community Redevel. Agency[1]	5.625	09/01/2033	09/01/2018	A	105,580
100,000	Buena Park, CA Community Redevel. Agency[1]	5.250	09/01/2025	09/01/2018	A	107,647
250,000	Burbank, CA Community Facilities District Special Tax	5.200	12/01/2023	12/01/2014	A	256,135
100,000	Burbank, CA Public Financing Authority	5.250	12/01/2020	08/31/2014	A	100,376
240,000	Burbank, CA Public Financing Authority[1]	5.250	12/01/2016	08/31/2014	A	240,890
25,000	Burbank, CA Public Financing Authority (West Olive Redevel.)[1]	5.125	12/01/2022	08/31/2014	A	25,032
50,000	CA ABAG Finance Authority for Nonprofit Corporation (Children’s Hospital & Research Center at Oakland)[1]	5.250	12/01/2027	12/01/2017	A	57,517
10,000	CA ABAG Finance Authority for NonProfit Corporation COP (Over 60-CEI / LLMC / CEI Obligated Group)	5.200	11/15/2023	08/31/2014	A	10,037
45,000	CA ABAG Finance Authority for NonProfit Corporations (Bijou Woods Apartments)[1]	5.200	12/01/2021	09/01/2014	A	45,073
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)[1]	5.000	07/01/2024	07/01/2022	A	275,185
8,625,000	CA ABAG Finance Authority for NonProfit Corporations (HSH / SRHF / SRMB Obligated Group)[1]	6.000	05/15/2029	05/15/2019	A	9,389,002
50,000	CA ABAG Finance Authority for NonProfit Corporations (Palo Alto Gardens Apartments)	5.000	10/01/2014	08/31/2014	A	50,139
5,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.800	03/01/2023	09/01/2014	A	5,012
5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.600	11/01/2023	08/31/2014	A	5,020
205,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350	10/01/2029	08/31/2014	A	205,154

21      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$40,000	CA ABAG Finance Authority for NonProfit Corporations COP (Tarzana Treatment Center)	5.200%	12/01/2023	08/31/2014	A	$40,148
25,000	CA ABAG Tax Allocation, Series A1	6.000	12/15/2014	12/15/2014		25,547
360,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500	01/01/2033	08/31/2014	A	360,007
545,000	CA Communities Transportation Revenue COP	5.250	06/01/2025	06/01/2022	A	619,327
515,000	CA Communities Transportation Revenue COP	5.250	06/01/2024	06/01/2022	A	591,271
605,000	CA Communities Transportation Revenue COP	5.250	06/01/2027	06/01/2022	A	678,471
575,000	CA Communities Transportation Revenue COP	5.250	06/01/2026	06/01/2022	A	648,013
490,000	CA Communities Transportation Revenue COP	5.250	06/01/2023	06/01/2022	A	569,449
65,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[1]	5.000	04/01/2021	10/01/2014	A	65,259
680,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[1]	5.625	04/01/2026	10/01/2014	A	682,387
6,755,000	CA County Tobacco Securitization Agency	5.830 [3]	06/01/2033	08/19/2030	B	1,568,579
65,000	CA County Tobacco Securitization Agency (Golden Gate Tobacco)[1]	4.500	06/01/2021	12/14/2017	B	63,417
390,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2035	08/11/2023	B	382,617
8,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	11/16/2018	B	7,932,400
5,230,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2035	11/30/2014	A	5,229,425
435,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	04/15/2029	B	427,166
505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100	06/01/2028	06/29/2023	B	447,627
10,700,000	CA County Tobacco Securitization Agency (TASC)	4.947 [3]	06/01/2046	06/01/2046		521,411
575,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000	06/01/2026	12/26/2018	B	562,160
1,705,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	06/07/2017	B	1,645,802
305,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	02/23/2025	B	300,388
190,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500	06/01/2033	01/10/2018	B	183,504
170,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2027	08/31/2014	A	170,002
685,000	CA County Tobacco Securitization Agency (TASC)[1]	5.625	06/01/2023	08/31/2014	A	686,774

22      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,300,000	CA County Tobacco Securitization Agency (TASC)[1]	6.250%	06/01/2037	08/31/2014	A	$1,300,104
1,730,000	CA Dept. of Transportation COP	5.250	03/01/2016	09/01/2014	A	1,737,318
765,000	CA Dept. of Water Resources (Center Valley)	5.250	07/01/2022	08/31/2014	A	768,221
140,000	CA Educational Facilities Authority[1]	5.125	04/01/2017	08/31/2014	A	140,165
400,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000	06/01/2024	06/01/2022	A	441,544
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000	06/01/2022	06/01/2022		1,261,098
65,000	CA Educational Facilities Authority (California Western School of Law)[1]	5.000	10/01/2028	08/31/2014	A	65,071
100,000	CA Educational Facilities Authority (California Western School of Law)	5.000	10/01/2018	08/31/2014	A	100,353
1,500,000	CA Educational Facilities Authority (CCOTA / DUOC / KGIOALS / WU Obligated Group)[1]	5.000	02/01/2026	02/01/2017	A	1,546,905
25,000	CA Educational Facilities Authority (CCOTA)[1]	5.000	06/01/2026	06/01/2015	A	25,378
740,000	CA Educational Facilities Authority (Mills College)[1]	5.125	09/01/2022	09/01/2014	A	741,347
170,000	CA Educational Facilities Authority (Pooled University)[1]	5.250	04/01/2024	08/31/2014	A	170,150
25,000	CA Educational Facilities Authority (Southwestern Law School)[1]	5.000	11/01/2023	08/31/2014	A	25,040
40,000	CA Educational Facilities Authority (University of Redlands)	5.000	06/01/2028	08/31/2014	A	40,125
335,000	CA Financing Authority (Wastewater Improvement)	6.100	11/01/2033	11/01/2015	A	337,616
10,000	CA GO1	6.000	10/01/2014	10/01/2014		10,099
55,000	CA GO1	6.000	10/01/2021	10/01/2014	A	55,531
3,990,000	CA GO1	5.750	11/01/2017	11/01/2014	A	4,045,780
20,000	CA GO1	6.000	08/01/2015	02/01/2015	A	20,591
65,000	CA GO1	5.600	09/01/2021	09/01/2014	A	65,292
25,000	CA GO1	5.750	11/01/2017	11/01/2014	A	25,349
230,000	CA GO1	5.900	04/01/2023	10/01/2014	A	232,146
2,000,000	CA GO1	5.000	06/01/2029	06/01/2015	A	2,069,080
10,000	CA GO	5.000	10/01/2014	08/31/2014	A	10,041
5,000	CA GO1	5.200	11/01/2031	08/31/2014	A	5,019
3,975,000	CA GO1	5.000	09/01/2028	03/01/2016	A	4,226,975
1,465,000	CA GO1	5.900	04/01/2023	10/01/2014	A	1,478,668
5,000	CA GO	5.000	10/01/2028	08/31/2014	A	5,019
5,000	CA GO	5.000	02/01/2033	08/31/2014	A	5,018
75,000	CA GO1	5.900	03/01/2025	09/01/2014	A	75,346
65,000	CA GO	5.500	06/01/2015	08/31/2014	A	65,294
25,000	CA GO	5.250	04/01/2021	08/31/2014	A	25,105
60,000	CA GO	4.800	08/01/2014	08/01/2014		60,000
25,000	CA GO	5.000	06/01/2017	08/31/2014	A	25,100
45,000	CA GO	5.000	06/01/2019	08/31/2014	A	45,180
25,000	CA GO	5.250	04/01/2018	08/31/2014	A	25,106
25,000	CA GO	5.250	04/01/2019	08/31/2014	A	25,105

23      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000	CA GO1	6.000%	08/01/2019	02/01/2015	A	$5,146
90,000	CA GO1	6.000	08/01/2024	02/01/2015	A	92,548
35,000	CA GO1	5.750	03/01/2015	09/01/2014	A	35,166
5,000	CA GO1	6.000	05/01/2024	11/01/2014	A	5,072
605,000	CA GO1	6.250	10/01/2019	10/01/2014	A	611,123
905,000	CA GO1	6.250	10/01/2019	10/01/2014	A	914,159
20,000	CA GO1	6.000	05/01/2018	11/01/2014	A	20,292
5,000	CA GO1	5.600	09/01/2021	09/01/2014	A	5,022
25,000	CA GO1	5.500	03/01/2020	09/01/2014	A	25,110
4,970,000	CA GO1	5.250	09/01/2024	09/01/2021	A	5,986,266
5,000	CA GO	5.000	10/01/2017	08/31/2014	A	5,020
20,000	CA GO	5.000	10/01/2023	08/31/2014	A	20,078
5,000	CA GO	5.000	10/01/2018	08/31/2014	A	5,020
35,000	CA GO	5.000	10/01/2023	08/31/2014	A	35,136
15,000	CA GO	5.125	10/01/2027	08/31/2014	A	15,062
10,000	CA GO1	5.625	10/01/2026	10/01/2014	A	10,086
40,000	CA GO1	5.000	11/01/2022	11/01/2014	A	40,475
125,000	CA GO1	5.000	11/01/2022	11/01/2014	A	126,485
235,000	CA GO1	5.625	10/01/2023	10/01/2014	A	237,084
5,000	CA GO	5.000	10/01/2018	08/31/2014	A	5,020
20,000	CA GO1	5.500	10/01/2022	10/01/2014	A	20,176
80,000	CA GO1	5.625	10/01/2021	10/01/2014	A	80,722
15,000	CA GO1	5.250	10/01/2015	10/01/2014	A	15,129
110,000	CA GO1	5.375	06/01/2026	12/01/2014	A	111,807
10,000	CA GO	4.750	02/01/2017	08/31/2014	A	10,038
40,000	CA GO	5.625	05/01/2026	08/31/2014	A	40,176
195,000	CA GO1	5.250	06/01/2021	12/01/2014	A	198,270
10,000	CA GO1	5.625	09/01/2024	09/01/2014	A	10,044
20,000	CA GO1	5.250	06/01/2016	12/01/2014	A	20,339
80,000	CA GO1	5.250	06/01/2017	12/01/2014	A	81,355
15,000	CA GO1	5.500	03/01/2020	09/01/2014	A	15,066
85,000	CA GO1	5.750	03/01/2023	09/01/2014	A	85,386
45,000	CA GO1	6.000	03/01/2024	09/01/2014	A	45,211
30,000	CA GO1	5.500	04/01/2015	10/01/2014	A	30,272
15,000	CA GO1	5.375	06/01/2026	12/01/2014	A	15,246
65,000	CA GO1	5.500	04/01/2019	10/01/2014	A	65,577
500,000	CA Health Facilities Financing Authority (CHCW / CHC Obligated Group)[1]	5.625	07/01/2032	07/01/2015	A	510,850
2,000,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	03/01/2016	A	2,135,520
440,000	CA Health Facilities Financing Authority (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVMMH / CMF Obligated Group)[1]	5.125	07/01/2022	07/01/2015	A	457,653
50,000	CA Health Facilities Financing Authority (Exception Children’s Foundation)	6.500	05/01/2020	08/31/2014	A	50,240
10,000	CA Health Facilities Financing Authority (FF/OCTC/SCADP Obligated Group)	6.500	12/01/2022	08/31/2014	A	10,048

24      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$275,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125%	07/01/2018	08/31/2014	A	$275,676
20,000	CA Health Facilities Financing Authority (PH&S/PH&S-Washington Obligated Group)	5.500	10/01/2016	08/31/2014	A	20,084
1,580,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)[1]	5.625	07/01/2019	08/31/2014	A	1,584,045
30,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)	5.750	07/01/2015	08/31/2014	A	30,117
40,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)	5.250	06/01/2023	08/31/2014	A	40,150
50,000	CA Health Facilities Financing Authority (SCADP)	5.150	05/01/2016	08/31/2014	A	50,188
110,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)	5.100	01/01/2024	08/31/2014	A	110,397
1,000,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.250	08/15/2031	08/15/2021	A	1,129,950
3,970,000	CA HFA (Home Mtg.)[1,2]	5.500	08/01/2042	02/01/2015	A	4,106,250
6,185,000	CA HFA (Home Mtg.)[1]	5.300	08/01/2023	08/01/2017	A	6,356,634
1,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2023	02/01/2017	A	1,026,600
2,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2026	02/01/2016	A	2,015,720
1,045,000	CA HFA (Home Mtg.)[1,2]	5.000	08/01/2037	02/01/2016	A	1,070,780
760,000	CA HFA (Home Mtg.)[1]	5.200	08/01/2028	02/01/2018	A	775,504
1,935,000	CA HFA (Home Mtg.)[1,2]	5.500	02/01/2042	02/01/2016	A	1,976,061
3,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	08/01/2017	A	3,057,750
45,000	CA HFA (Multifamily Hsg.)[1]	5.200	08/01/2018	08/31/2014	A	45,117
15,000	CA HFA (Multifamily Hsg.)[1]	5.300	08/01/2028	08/31/2014	A	15,044
50,000	CA HFA (Multifamily Hsg.)[1]	5.375	08/01/2028	08/31/2014	A	50,025
210,000	CA HFA (Multifamily Hsg.)[1]	5.375	08/01/2028	08/31/2014	A	210,086
990,000	CA HFA (Multifamily Hsg.)	5.950	08/01/2028	08/31/2014	A	994,128
1,330,000	CA HFA (Multifamily Hsg.)[1,2]	5.400	08/01/2018	08/27/2014	A	1,331,835
990,000	CA HFA (Multifamily Hsg.)[1]	5.450	08/01/2028	08/31/2014	A	991,435
3,760,000	CA HFA (Multifamily Hsg.)[1,2]	5.400	08/01/2018	08/31/2014	A	3,821,814
155,000	CA HFA (Multifamily Hsg.)[1]	5.850	08/01/2017	08/27/2014	A	155,480
2,350,000	CA HFA (Multifamily Hsg.)[1]	6.000	02/01/2038	08/31/2014	A	2,413,520
125,000	CA HFA (Multifamily Hsg.), Series A1	5.900	02/01/2028	08/31/2014	A	126,860
4,145,000	CA HFA (Multifamily Hsg.), Series A1,2	5.200	08/01/2022	08/29/2014	A	4,195,610
5,110,000	CA HFA (Multifamily Hsg.), Series B1	5.400	08/01/2028	08/31/2014	A	5,240,254
1,775,000	CA HFA, Series A1	4.750	08/01/2021	08/01/2015	A	1,790,780
500,000	CA HFA, Series A1	4.850	08/01/2026	08/01/2015	A	502,140
1,930,000	CA HFA, Series C1,2	5.750	08/01/2030	08/01/2030		2,017,680
1,075,000	CA HFA, Series E1	5.000	02/01/2024	02/01/2016	A	1,085,384
275,000	CA Infrastructure and Economic Devel. (LA County Dept. of Public Social Services)[1]	5.000	09/01/2028	09/01/2014	A	275,984
3,550,000	CA Infrastructure and Economic Devel. (Scripps Research Institute)	5.750	07/01/2030	08/31/2014	A	3,564,200

25      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$80,000	CA Infrastructure and Economic Devel. (Scripps Research Institute)	5.625%	07/01/2020	08/31/2014	A	$80,339
390,000	CA Infrastructure and Economic Devel. (Vermont Village Human Services Corp.)	5.750	09/01/2023	09/01/2014	A	391,693
45,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	10/31/2014	A	54,540
465,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2030	10/01/2023	A	503,893
335,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2029	10/01/2023	A	365,448
50,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	04/01/2018	A	55,825
1,025,000	CA Municipal Finance Authority (Community Hospitals of Central California)[1]	5.250	02/01/2024	02/01/2019	A	1,105,052
230,000	CA Municipal Finance Authority (Emerson College)[1]	5.000	01/01/2028	01/01/2022	A	250,711
30,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.300	12/01/2017	08/31/2014	A	30,003
390,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.500	12/01/2024	07/27/2022	B	387,512
980,000	CA Pollution Control Financing Authority (Southern California Water Company)	5.500	12/01/2026	08/31/2014	A	983,724
750,000	CA Pollution Control Financing Authority (WM / MGC / USAWCA / WMC&R / WMC / CWM / WWI Obligated Group)[1]	5.125 [4]	11/01/2023	11/01/2015	A	786,990
210,000	CA Public Works	5.250	10/01/2015	08/31/2014	A	210,863
95,000	CA Public Works[1]	6.625	11/01/2034	05/08/2016	A	95,463
5,665,000	CA Public Works[1]	6.500	09/01/2017	04/01/2016	B	6,092,707
10,000	CA Public Works	5.250	10/01/2016	08/31/2014	A	10,041
270,000	CA Public Works (California Community Colleges)	5.000	12/01/2017	08/31/2014	A	271,839
140,000	CA Public Works (California Community Colleges)	5.250	12/01/2015	08/31/2014	A	140,575
70,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	08/31/2014	A	70,285
90,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	08/31/2014	A	90,366
260,000	CA Public Works (California Community Colleges)	5.250	12/01/2014	08/31/2014	A	261,084
25,000	CA Public Works (California Community Colleges)	5.000	12/01/2016	08/31/2014	A	25,096
450,000	CA Public Works (California Community Colleges)	5.250	12/01/2015	08/31/2014	A	451,849
215,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	09/01/2014	A	215,826

26      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	CA Public Works (California Community Colleges)	5.125%	09/01/2016	09/01/2014	A	$50,197
70,000	CA Public Works (California Community Colleges)	5.100	09/01/2014	09/01/2014		70,292
60,000	CA Public Works (California Community Colleges)	5.000	12/01/2016	08/31/2014	A	60,231
60,000	CA Public Works (California Highway Patrol)	5.250	11/01/2014	08/31/2014	A	60,257
25,000	CA Public Works (California Highway Patrol)	5.000	11/01/2015	08/31/2014	A	25,097
50,000	CA Public Works (California Science Center)	5.250	10/01/2022	08/31/2014	A	50,188
465,000	CA Public Works (California Science Center)	5.250	10/01/2017	08/31/2014	A	466,860
2,000,000	CA Public Works (California State Prisons)[1]	5.750	10/01/2031	10/01/2021	A	2,337,460
400,000	CA Public Works (California State University)	5.500	09/01/2015	09/01/2014	A	401,732
50,000	CA Public Works (California State University)	5.375	10/01/2017	08/31/2014	A	50,205
50,000	CA Public Works (California State University)	5.375	10/01/2016	08/31/2014	A	50,209
40,000	CA Public Works (California State University)	5.450	09/01/2014	09/01/2014		40,180
600,000	CA Public Works (California State University)	5.250	10/01/2015	08/31/2014	A	602,466
5,000	CA Public Works (California State University)	5.000	09/01/2015	09/01/2014	A	5,019
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)[1]	5.750	11/01/2029	11/01/2019	A	881,625
370,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2018	08/31/2014	A	371,528
65,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2017	08/31/2014	A	65,274
320,000	CA Public Works (Dept. of Corrections)	5.250	09/01/2014	09/01/2014		321,376
60,000	CA Public Works (Dept. of Corrections)[1]	5.250	09/01/2015	09/01/2014	A	60,254
45,000	CA Public Works (Dept. of Corrections)	5.625	10/01/2020	08/31/2014	A	45,184
110,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2018	09/01/2014	A	110,371
350,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	08/31/2014	A	351,421
825,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2021	09/01/2014	A	827,071
75,000	CA Public Works (Dept. of Corrections)[1]	5.250	09/01/2015	09/01/2014	A	75,312
100,000	CA Public Works (Dept. of Corrections)	5.250	10/01/2014	08/31/2014	A	100,430
100,000	CA Public Works (Dept. of Corrections)	5.375	10/01/2015	08/31/2014	A	100,422
225,000	CA Public Works (Dept. of Corrections)[1]	5.250	09/01/2015	09/01/2014	A	225,952
45,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2018	09/01/2014	A	45,152
125,000	CA Public Works (Dept. of Corrections)	5.375	10/01/2016	08/31/2014	A	125,522

27      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	CA Public Works (Dept. of Corrections)[1]	5.250%	09/01/2016	09/01/2014	A	$50,201
10,000	CA Public Works (Dept. of Corrections)	5.250	03/01/2021	09/01/2014	A	10,038
480,000	CA Public Works (Dept. of Corrections)	5.000	03/01/2027	09/01/2014	A	481,560
50,000	CA Public Works (Dept. of Corrections)	5.250	03/01/2017	09/01/2014	A	50,200
310,000	CA Public Works (Dept. of Corrections)	5.250	03/01/2016	09/01/2014	A	311,262
2,000,000	CA Public Works (Dept. of Forestry & Fire Protecton)[1]	5.000	04/01/2026	04/01/2016	A	2,129,760
15,000	CA Public Works (Dept. of General Services East End)	5.250	12/01/2020	08/31/2014	A	15,060
20,000	CA Public Works (Dept. of General Services)	5.250	06/01/2028	08/31/2014	A	20,067
170,000	CA Public Works (Dept. of General Services)	5.250	12/01/2017	08/31/2014	A	170,680
505,000	CA Public Works (Dept. of General Services)	5.250	12/01/2019	08/31/2014	A	506,939
515,000	CA Public Works (Dept. of General Services)	5.250	12/01/2016	08/31/2014	A	517,096
750,000	CA Public Works (Dept. of General Services)	5.250	12/01/2018	08/31/2014	A	752,940
85,000	CA Public Works (Dept. of General Services)	5.125	12/01/2021	08/31/2014	A	85,309
100,000	CA Public Works (Dept. of General Services)	5.250	06/01/2025	08/31/2014	A	100,376
15,000	CA Public Works (Dept. of General Services)	5.000	12/01/2027	08/31/2014	A	15,049
75,000	CA Public Works (Dept. of General Services)	5.000	12/01/2023	08/31/2014	A	75,271
25,000	CA Public Works (Dept. of General Services)	5.250	03/01/2020	09/01/2014	A	25,094
155,000	CA Public Works (Dept. of General Services)	5.000	03/01/2027	09/01/2014	A	155,504
130,000	CA Public Works (Dept. of General Services)	5.000	03/01/2027	09/01/2014	A	130,422
25,000	CA Public Works (Dept. of General Services)	5.250	03/01/2020	09/01/2014	A	25,094
20,000	CA Public Works (Dept. of General Services)	4.800	03/01/2019	09/01/2014	A	20,070
125,000	CA Public Works (Dept. of General Services)	5.250	12/01/2015	08/31/2014	A	126,945
25,000	CA Public Works (Dept. of General Services)	5.250	11/01/2014	08/31/2014	A	25,107
10,000	CA Public Works (Dept. of Justice Building)	4.800	05/01/2015	08/31/2014	A	10,038
30,000	CA Public Works (Dept. of Justice)	5.250	11/01/2016	08/31/2014	A	30,122
50,000	CA Public Works (Dept. of Justice)	5.125	11/01/2017	08/31/2014	A	50,194
30,000	CA Public Works (Dept. of Mental Health)	5.250	04/01/2023	08/31/2014	A	30,126
250,000	CA Public Works (Dept. of Youth Authority)	5.375	10/01/2015	08/31/2014	A	251,055

28      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	CA Public Works (Dept. of Youth Authority)	5.500%	10/01/2017	08/31/2014	A	$10,042
30,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2018	08/31/2014	A	30,124
875,000	CA Public Works (Judicial Council)	5.000	03/01/2026	03/01/2023	A	1,013,372
875,000	CA Public Works (Judicial Council)	5.000	03/01/2025	03/01/2023	A	1,025,964
3,000,000	CA Public Works (Judicial Council)[1]	5.250	12/01/2026	12/01/2021	A	3,480,300
25,000	CA Public Works (Library & Courts Annex)	5.000	05/01/2018	08/31/2014	A	25,170
25,000	CA Public Works (Library & Courts Annex)	5.000	05/01/2015	08/31/2014	A	25,098
1,780,000	CA Public Works (State Universities)	5.500	12/01/2018	08/31/2014	A	1,787,636
460,000	CA Public Works (State Universities)	5.400	10/01/2022	08/31/2014	A	461,858
50,000	CA Public Works (Trustees California State University)	5.000	10/01/2019	08/31/2014	A	50,772
20,000	CA Public Works (Various California State Universities)	5.550	09/01/2016	09/01/2014	A	20,087
2,295,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	09/01/2014	A	2,304,547
140,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	09/01/2014	A	140,553
2,710,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	09/01/2014	A	2,721,897
2,280,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	09/01/2014	A	2,290,009
1,160,000	CA Public Works (Various State Universities)	5.400	10/01/2022	08/31/2014	A	1,164,686
280,000	CA Public Works (Various State Universities)	5.500	09/01/2015	09/01/2014	A	281,212
135,000	CA Public Works (Various State Universities)	5.400	10/01/2022	08/31/2014	A	135,545
235,000	CA Public Works (Various State Universities)	5.250	10/01/2014	08/31/2014	A	236,018
30,000	CA Public Works Board (California Highway Patrol)	5.250	11/01/2020	08/31/2014	A	30,113
400,000	CA School Finance Authority Charter School (Coastal Acedemy)	5.000	10/01/2022	01/15/2020	B	433,572
25,000	CA Statewide CDA	6.625	09/01/2027	09/01/2014	A	25,038
100,000	CA Statewide CDA (AHSW / GHMC / WMMC / PVH / SJCH / SHHosp / SVHosp / FRH / AMCH / UVMC / CMCtr / PAMC Obligated Group)[1]	5.000	03/01/2020	03/01/2015	A	102,580
7,000,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	7,488,320
45,000	CA Statewide CDA (Bouquet Canyon)	5.300	07/01/2018	09/01/2014	A	45,107
1,220,000	CA Statewide CDA (California Hsg. Foundation)[1]	5.250	12/01/2027	12/01/2017	A	1,284,928
1,065,000	CA Statewide CDA (Cathedral City Heritage Park / Glendale Heritage Park Obligated Group)	5.200	06/01/2036	08/31/2014	A	1,072,359

29      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$100,000	CA Statewide CDA (CHF-Irvine-UCI East Campus Apartments)[1]	6.000%	05/15/2023	05/15/2018	A	$112,678
405,000	CA Statewide CDA (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVMMH / CMF Obligated Group)[1]	5.500	07/01/2031	07/01/2017	A	442,608
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	09/01/2014	A	45,055
395,000	CA Statewide CDA (Rio Bravo)	6.300	12/01/2018	05/21/2018	B	379,085
530,000	CA Statewide CDA (Water & Wastewater)	5.125	10/01/2022	08/31/2014	A	531,924
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	09/01/2014	A	25,053
5,000	CA Statewide CDA COP (CVHP / CVMC / FH Obligated Group)[1]	5.000	04/01/2018	08/31/2014	A	5,012
790,000	CA Statewide CDA COP (CVHP / CVMC / FH Obligated Group)[1]	5.125	04/01/2023	08/31/2014	A	790,829
120,000	CA Statewide CDA COP (Internext Group)[1]	5.375	04/01/2030	08/31/2014	A	120,132
405,000	CA Statewide CDA School Facilities (47th & Main)	5.125	07/01/2022	04/07/2019	A	419,766
25,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)	5.600	09/01/2020	08/31/2014	A	25,780
20,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)	5.300	09/01/2017	08/31/2014	A	20,626
5,000	CA Statewide CDA Water & Wastewater	5.250	10/01/2027	08/31/2014	A	5,020
100,000	CA Statewide CDA Water & Wastewater	5.300	10/01/2020	08/31/2014	A	100,416
5,000	CA Statewide CDA Water & Wastewater	5.000	10/01/2031	08/31/2014	A	5,018
1,720,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	05/17/2020	B	1,687,750
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000	05/01/2037	01/18/2027	B	3,359,319
3,468,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	05/18/2020	B	3,402,975
50,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2017	08/31/2014	A	50,175
25,000	CA Water Resource Devel. GO, Series P & N	5.000	06/01/2020	08/31/2014	A	25,099
60,000	CA Water Resource Devel. GO, Series Q	5.000	03/01/2016	08/31/2014	A	60,241
15,000	CA Water Resource Devel. GO, Series Q & R	5.000	03/01/2017	08/31/2014	A	15,060
25,000	CA Water Resource Devel. GO, Series Q & R	5.000	03/01/2015	08/31/2014	A	25,103
10,000	CA Western Hills Water District Special Tax	5.000	09/01/2014	09/01/2014		9,996
25,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	4.650	09/01/2014	09/01/2014		25,000

30      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.125%	09/01/2031	09/01/2014	A	$50,233
120,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.000	09/01/2024	09/01/2014	A	120,546
45,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.875	09/01/2031	09/01/2014	A	45,247
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.750	09/01/2022	09/01/2014	A	105,566
10,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.750	09/01/2028	09/01/2014	A	10,007
20,000	California City, CA Redevel. Agency Tax Allocation	7.000	09/01/2015	08/31/2014	A	20,079
250,000	Campbell, CA COP (Civic Center)	5.250	10/01/2028	08/31/2014	A	250,985
15,000	Campbell, CA Redevel. Agency Tax Allocation[1]	5.800	10/01/2027	08/31/2014	A	15,016
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)[1]	5.300	09/01/2023	09/01/2014	A	15,018
40,000	Carlsbad, CA Hsg. and Redevel. Commission Tax Allocation[1]	5.250	09/01/2019	09/01/2014	A	40,089
60,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	09/02/2014	A	60,095
30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	09/02/2014	A	30,080
70,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	09/02/2014	A	70,160
2,750,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	10/01/2014	A	2,774,667
70,000	Cathedral City, CA Improvement Bond Act 1915	5.950	09/02/2034	09/02/2014	A	72,192
30,000	Cathedral City, CA Public Financing Authority[1]	5.600	08/01/2018	08/31/2014	A	30,098
150,000	Cathedral City, CA Public Financing Authority[1]	5.000	08/01/2026	08/31/2014	A	150,223
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.625	09/01/2023	09/25/2022	B	40,076
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.700	09/01/2030	01/10/2028	B	37,605
10,000	Central CA Unified School District	5.625	03/01/2018	09/01/2014	A	10,046
110,000	Chico, CA Public Financing Authority[1]	5.000	04/01/2019	08/31/2014	A	110,326
150,000	Chico, CA Public Financing Authority[1]	5.000	04/01/2018	08/31/2014	A	150,489
100,000	Chino Basin, CA Regional Financing Authority (Inland Empire Utilities Agency)[1]	5.000	11/01/2021	11/01/2014	A	101,197
225,000	Chino Hills, CA COP[1]	5.000	09/01/2026	09/01/2014	A	225,333
50,000	Chino, CA Community Facilities District Special Tax No. 2	5.000	09/01/2026	09/01/2015	A	51,026

31      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$20,000	Chowchilla, CA Improvement Bond Act 1915	6.700%	09/02/2027	09/02/2014	A	$20,110
5,000	Chula Vista, CA Improvement Bond Act 1915 Assessment District No. 94-1 (Eastlake)	7.000	09/02/2015	09/02/2014	A	5,171
50,000	Chula Vista, CA Public Financing Authority	4.750	09/02/2015	08/31/2014	A	50,165
190,000	Chula Vista, CA Public Financing Authority[1]	5.000	09/02/2016	08/31/2014	A	190,712
25,000	Colton, CA Community Facilities District Special Tax	5.800	09/01/2018	09/01/2014	A	25,050
40,000	Colton, CA Public Financing Authority, Series A1	5.000	08/01/2027	08/31/2014	A	40,016
260,000	Colton, CA Public Financing Authority, Series A1,2	5.000	08/01/2018	08/26/2014	A	260,603
45,000	Colton, CA Public Financing Authority, Series B2	5.875	08/01/2027	08/31/2014	A	45,024
20,000	Colton, CA Redevel. Agency (West Valley)	6.375	09/01/2035	09/01/2014	A	20,012
1,310,000	Compton, CA Community College District	5.000	07/01/2023	07/01/2022	A	1,504,849
1,895,000	Compton, CA Community College District	5.000	07/01/2021	07/01/2021		2,186,413
1,710,000	Compton, CA Community College District	5.000	07/01/2020	07/01/2020		1,960,977
480,000	Compton, CA Sewer[1]	5.375	09/01/2023	09/01/2014	A	480,293
25,000	Concord, CA GO1	5.000	08/01/2017	08/31/2014	A	25,077
95,000	Concord, CA Joint Powers Financing Authority (Concord Avenue Packaging)[1]	5.125	03/01/2023	09/01/2014	A	95,172
25,000	Concord, CA Joint Powers Financing Authority (Concord Avenue Packaging)	5.000	03/01/2017	09/01/2014	A	25,099
25,000	Concord, CA Joint Powers Financing Authority (Concord Avenue Packaging)	5.000	03/01/2016	09/01/2014	A	25,099
25,000	Contra Costa County, CA Public Financing Authority	5.250	06/01/2016	08/31/2014	A	25,098
110,000	Contra Costa County, CA Public Financing Authority	5.250	06/01/2015	08/31/2014	A	110,453
105,000	Contra Costa County, CA Public Financing Authority	5.000	06/01/2028	08/31/2014	A	105,376
10,000	Contra Costa County, CA Public Financing Authority[1]	5.000	06/01/2019	08/31/2014	A	10,029
585,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[1]	5.125	08/01/2019	09/05/2017	B	584,965
20,000	Contra Costa, CA Community College District COP (Diablo Valley College)	6.000	06/01/2021	08/31/2014	A	20,097
15,000	Corona, CA Public Financing Authority[1]	5.000	09/01/2020	09/01/2014	A	15,059
90,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.625	09/01/2021	09/01/2014	A	90,156

32      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$65,000	Corona, CA Redevel. Agency Tax Allocation	5.500%	09/01/2016	09/01/2014	A	$65,201
500,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2023	09/01/2014	A	501,765
50,000	Coronado, CA Financing Authority (Storm Drain System)[1]	5.000	03/01/2026	09/01/2014	A	50,086
100,000	Corona-Norco, CA Unified School District Community Facilities District No. 06-1	6.000	09/01/2027	09/01/2014	A	103,147
15,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.000	10/01/2016	10/01/2015	B	15,738
110,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.125	10/01/2020	10/01/2020		139,820
35,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.875	10/01/2020	10/01/2020		44,006
315,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.750	10/01/2027	10/01/2021	A	391,277
130,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.250	10/01/2021	10/01/2021		168,449
115,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.250	10/01/2017	10/01/2017		132,911
155,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.875	10/01/2019	10/01/2019		192,425
120,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.625	10/01/2018	10/01/2018		144,208
185,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.000	10/01/2021	10/01/2021		236,719
80,000	Culver City, CA COP	5.750	01/01/2016	08/31/2014	A	80,314
25,000	Culver City, CA Redevel. Agency[1]	5.500	11/01/2020	08/31/2014	A	25,484
15,000	Culver City, CA Redevel. Finance Authority	5.600	11/01/2025	08/31/2014	A	15,061
5,000	Culver City, CA Redevel. Finance Authority	5.500	11/01/2014	11/01/2014		5,030
25,000	Culver City, CA Redevel. Finance Authority[1]	5.500	11/01/2019	08/31/2014	A	25,484
20,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	08/31/2014	A	20,028
1,000,000	Davis, CA Redevel. Agency Tax Allocation[1]	6.500	12/01/2026	12/01/2021	A	1,193,980
555,000	Del Norte County, CA COP	5.400	06/01/2019	08/31/2014	A	557,403
975,000	Delano, CA Union High School District[1]	5.100	02/01/2023	02/01/2023		1,148,277
510,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation (Merged Redevel.)[1]	6.000	09/01/2023	09/01/2019	A	567,502
340,000	Dinuba, CA Redevel. Agency Tax Allocation[1]	5.750	09/01/2028	11/12/2019	A	379,148
420,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1,2]	5.125	08/01/2020	01/09/2015	A	424,544

33      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125%	08/01/2028	02/01/2015	A	$50,263
25,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2027	09/01/2014	A	25,519
10,000	Eastern CA Municipal Water District Improvement Bond Act 1915	5.750	09/02/2020	09/02/2014	A	10,018
20,000	Eastside, CA Union School District[1]	5.125	08/01/2026	02/01/2015	A	20,212
45,000	El Centro, CA Financing Authority (El Centro Regional Medical Center)[1]	5.250	03/01/2026	09/01/2014	A	45,056
180,000	El Cerrito, CA Redevel. Agency Tax Allocation[1]	5.000	07/01/2019	08/31/2014	A	180,279
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2027	09/01/2022	A	881,952
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2026	09/01/2022	A	697,334
75,000	El Monte, CA City School District[1]	6.250	05/01/2025	11/01/2014	A	76,150
50,000	El Monte, CA COP (Dept. of Public Social Services Facility)[1]	5.000	06/01/2019	06/01/2015	A	51,272
1,170,000	Emery, CA Unified School District[1]	6.250	08/01/2026	08/01/2021	A	1,418,356
195,000	Emeryville, CA Public Financing Authority[1]	6.200	09/01/2025	08/25/2014	A	195,790
2,000,000	Emeryville, CA Public Financing Authority[1]	5.200	09/01/2022	08/25/2014	A	2,006,760
75,000	Emeryville, CA Public Financing Authority (Emeryville Redevel.)[1]	5.250	09/01/2019	08/25/2014	A	75,256
250,000	Emeryville, CA Public Financing Authority (Shellmound Park Redevel. & Hsg.)[1]	5.000	09/01/2028	08/25/2014	A	250,812
330,000	Emeryville, CA Public Financing Authority (Shellmound Park Redevel. & Hsg.)[1]	5.000	09/01/2019	08/25/2014	A	331,072
15,000	Encinitas, CA Improvement Bond Act 1915	6.900	09/02/2017	04/04/2016	B	14,941
15,000	Fairfield, CA Improvement Bond Act 1915 (Green Valley Road/Mangels Blvd.)	7.375	09/02/2018	09/02/2014	A	15,504
15,000	Florin, CA Resource Conservation District COP	6.000	02/01/2029	04/04/2027	B	7,738
15,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	09/02/2014	A	15,024
15,000	Folsom, CA Public Financing Authority	5.625	09/02/2020	09/02/2014	A	15,024
845,000	Folsom, CA Public Financing Authority	5.000	09/01/2023	09/01/2017	A	886,422
60,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	09/01/2014	09/01/2014		60,238
250,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.000	10/01/2022	10/01/2015	A	262,300
700,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	09/01/2014	A	709,590
1,665,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.250	09/01/2020	09/01/2014	A	1,665,633

34      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$90,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.000%	09/01/2023	09/01/2014	A	$90,167
200,000	Fontana, CA Redevel. Agency (Downtown Redevel.)	5.000	09/01/2016	09/01/2014	A	200,578
25,000	Fontana, CA Redevel. Agency (Downtown Redevel.)[1]	5.000	09/01/2021	09/01/2014	A	25,034
555,000	Fontana, CA Redevel. Agency (Downtown Redevel.)	5.000	09/01/2014	09/01/2014		556,854
205,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10/01/2014	A	205,605
40,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)[1]	5.450	09/01/2029	09/01/2014	A	40,052
675,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)[1]	5.000	09/01/2022	09/01/2014	A	676,343
265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	09/01/2014	A	270,793
1,945,000	Fontana, CA Special Tax Community Facilities District No. 2-A1	5.250	09/01/2017	09/01/2014	A	1,951,399
10,000	Fontana, CA Special Tax Community Facilities District No. 4	7.125	10/01/2015	10/01/2014	A	10,094
35,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.000	01/01/2035	08/31/2014	A	35,089
1,105,000	Fremont, CA Union High School District[1]	5.000	09/01/2022	09/01/2015	A	1,162,593
100,000	Freshwater, CA School District[1]	5.000	08/01/2025	02/01/2015	A	100,611
30,000	Fresno, CA Joint Powers Financing Authority	5.000	06/01/2020	08/31/2014	A	30,119
2,160,000	Fresno, CA Joint Powers Financing Authority[1]	5.250	10/01/2024	10/01/2014	A	2,161,771
870,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	04/01/2022	04/01/2018	A	904,626
110,000	Fresno, CA Joint Powers Financing Authority[1]	5.250	08/01/2018	08/31/2014	A	110,243
65,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	06/01/2028	08/31/2014	A	65,078
35,000	Fresno, CA Joint Powers Financing Authority	5.500	06/01/2015	08/31/2014	A	35,156
10,000	Fresno, CA Joint Powers Financing Authority	5.000	06/01/2019	08/31/2014	A	10,040
140,000	Fresno, CA Joint Powers Financing Authority[1]	5.750	06/01/2026	08/31/2014	A	143,381
55,000	Fullerton, CA Public Financing Authority[1]	5.125	05/01/2021	11/01/2014	A	55,666
135,000	Fullerton, CA Redevel. Agency COP[1]	5.000	04/01/2026	04/01/2017	A	142,150
10,000	Galt, CA Improvement Bond Act 1915	5.900	09/02/2022	09/02/2014	A	10,313
25,000	Garden Grove, CA Agency for Community Devel. Tax Allocation	5.000	10/01/2025	08/15/2014	A	25,047
100,000	Garden Grove, CA Agency for Community Devel. Tax Allocation	5.375	10/01/2020	08/15/2014	A	100,204
115,000	Garden Grove, CA COP[1]	5.375	03/01/2017	09/01/2014	A	115,361
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	09/02/2014	A	20,033

35      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$425,000	Grand Terrace, CA Community Redevel. Agency[1]	5.100%	09/01/2022	09/01/2019	A	$474,160
15,000	Greenfield, CA Redevel. Agency	6.000	02/01/2029	02/19/2028	B	14,529
20,000	Greenfield, CA Union School District	6.250	09/01/2030	09/01/2014	A	20,630
1,000,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[1]	5.250	12/01/2023	12/01/2014	A	1,015,130
1,475,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[1]	5.250	12/01/2022	12/01/2014	A	1,497,317
75,000	Hawthorne, CA Community Redevel. Agency	5.000	09/01/2024	09/01/2014	A	75,259
135,000	Hawthorne, CA Community Redevel. Agency	5.000	09/01/2018	09/01/2014	A	135,477
3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	10/01/2015	A	3,281,244
155,000	Hawthorne, CA Parking Authority	8.125	09/01/2019	09/01/2014	A	155,538
55,000	Hawthorne, CA Parking Authority	8.000	09/01/2015	09/01/2014	A	55,265
45,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	09/02/2014	A	45,156
50,000	Hement, CA Redevel. Agency Tax Allocation[1]	5.000	09/15/2023	08/31/2014	A	50,052
1,970,000	Hesperia, CA Public Financing Authority, Tranche A	6.250	09/01/2035	09/01/2014	A	1,971,182
5,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	09/02/2014	A	5,160
125,000	Hollister, CA Redevel. Agency Tax Allocation	5.250	10/01/2016	08/31/2014	A	125,470
10,000	Huntington Beach, CA Community Facilities District[1]	5.400	10/01/2020	10/01/2014	A	10,049
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	09/01/2014	A	20,017
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2018	A	1,194,890
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2018	A	1,134,072
100,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[1]	5.000	08/01/2018	02/01/2015	A	101,778
15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[1]	5.000	08/01/2024	08/31/2014	A	15,026
2,735,000	Imperial, CA Public Financing Authority (Water Facility)	5.000	10/15/2026	10/15/2022	A	3,029,341
250,000	Indio, CA Community Facilities District Special Tax	5.200	09/01/2027	08/31/2014	A	251,025
50,000	Indio, CA Community Facilities District Special Tax (Talavera)	5.000	09/01/2017	08/31/2014	A	50,196
3,230,000	Indio, CA Water Authority[1]	5.000	04/01/2031	04/01/2016	A	3,393,696
50,000	Industry, CA GO	5.000	01/01/2024	08/31/2014	A	50,801
70,000	Industry, CA GO	5.000	01/01/2027	08/31/2014	A	71,364
75,000	Industry, CA Urban Devel. Agency	5.000	05/01/2020	08/31/2014	A	75,839

36      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$130,000	Industry, CA Urban Devel. Agency (South Montebello)	5.000%	05/01/2019	08/31/2014	A	$131,292
710,000	Irvine, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2023	A	787,958
100,000	Jurupa, CA Community Services District Special Tax	5.000	09/01/2027	09/01/2014	A	102,112
35,000	Kern Valley, CA Healthcare District	5.250	08/01/2021	08/31/2014	A	35,132
2,000,000	Kern, CA Community College District	5.250	11/01/2031	11/01/2018	A	2,229,180
15,000	Kingsburg, CA Public Financing Authority	8.000	09/15/2021	08/31/2014	A	15,049
5,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2014	09/01/2014		5,017
10,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	08/31/2014	A	10,021
55,000	La Mesa, CA Improvement Bond Act 1915	5.750	09/02/2023	09/02/2014	A	55,071
25,000	La Mirada, CA Redevel. Agency	5.000	08/15/2015	08/31/2014	A	25,091
100,000	La Mirada, CA Redevel. Agency	5.000	08/15/2014	08/15/2014		100,189
175,000	La Mirada, CA Redevel. Agency	5.125	08/15/2022	08/31/2014	A	175,651
60,000	La Mirada, CA Redevel. Agency	5.125	08/15/2021	08/31/2014	A	60,228
500,000	Lake Elsinore, CA Special Tax	5.100	09/01/2022	09/01/2015	A	520,615
1,135,000	Lake Elsinore, CA Unified School District	5.300	09/01/2026	09/01/2014	A	1,162,444
25,000	Lancaster, CA Community Facilities District Special Tax	6.000	10/01/2016	10/01/2014	A	25,151
615,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	680,436
55,000	Lathrop, CA Financing Authority (Water Supply)	5.700	06/01/2019	12/01/2014	A	55,557
10,000	Lathrop, CA Financing Authority (Water Supply)	5.750	06/01/2020	12/01/2014	A	10,091
5,000	Lathrop, CA Improvement Bond Act 1915 (Louise Avenue)	6.875	09/02/2017	09/02/2014	A	5,168
50,000	Lawndale, CA Elementary School District[1]	5.000	08/01/2029	02/01/2015	A	51,057
115,000	Lincoln, CA Public Financing Authority[1]	5.000	08/01/2028	02/01/2015	A	115,788
100,000	Livermore Valley, CA Joint Unified School District	5.000	08/01/2023	08/31/2014	A	100,399
15,000	Livermore, CA Capital Projects Financing Authority	5.650	09/02/2016	09/02/2014	A	15,342
15,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)	6.400	09/01/2030	09/01/2014	A	15,012
45,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)	6.400	09/01/2026	09/01/2014	A	45,050
50,000	Livermore, CA Redevel. Agency Tax Allocation	5.250	08/01/2018	08/31/2014	A	50,444
925,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2026	08/31/2014	A	932,788
2,000,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	2,236,680

37      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	Long Beach, CA Bond Finance Authority[1]	5.000%	11/01/2024	08/31/2014	A	$10,015
35,000	Long Beach, CA Bond Finance Authority	5.375	08/01/2018	08/31/2014	A	35,087
370,000	Long Beach, CA Bond Finance Authority[1]	5.250	11/15/2023	11/15/2023		428,260
500,000	Long Beach, CA Bond Finance Authority (Rainbow Harbor)[1]	5.000	05/01/2024	05/01/2016	A	547,745
20,000	Long Beach, CA Bond Finance Authority (Redevel. Hsg. & Gas Utilities)[1]	5.000	08/01/2025	08/01/2015	A	20,380
620,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.000	11/15/2017	11/15/2017		685,162
685,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.250	11/15/2018	11/15/2018		774,838
1,150,000	Long Beach, CA Harbor[1]	5.000	05/15/2020	05/15/2015	A	1,192,032
50,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	08/31/2014	A	50,064
5,000	Los Angeles County, CA Community Facilities District No. 4 Special Tax	7.750	09/01/2017	09/01/2014	A	5,024
65,000	Los Angeles County, CA Public Works Financing Authority (Calabasas Landfill)	5.000	06/01/2022	08/31/2014	A	65,246
50,000	Los Angeles County, CA Sanitation Districts Financing Authority	5.000	10/01/2034	10/01/2015	A	51,936
95,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)	6.400	09/01/2022	09/01/2014	A	95,236
215,000	Los Angeles, CA Community Redevel. Agency (Bunker Hill)[1]	5.000	12/01/2021	12/01/2014	A	218,059
60,000	Los Angeles, CA Community Redevel. Agency (Freeway Recovery)	6.000	09/01/2031	09/01/2014	A	60,080
40,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.100	12/01/2015	08/31/2014	A	40,163
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.200	12/01/2017	08/31/2014	A	50,180
80,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.250	12/01/2021	08/31/2014	A	80,307
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2018	08/31/2014	A	50,190
125,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.250	12/01/2020	08/31/2014	A	125,480
120,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2019	08/31/2014	A	120,455
25,000	Los Angeles, CA Community Redevel. Agency (Hoover Redevel.)	5.500	09/01/2014	09/01/2014		25,094
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375	05/15/2025	01/30/2016	A	11,271,569
500,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)[1]	5.000	05/15/2025	05/15/2016	A	531,830
15,000	Los Angeles, CA Dept. of Water & Power	4.750	08/15/2017	08/31/2014	A	15,057

38      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	Los Angeles, CA Dept. of Water & Power	4.750%	10/15/2020	08/31/2014	A	$10,038
500,000	Los Angeles, CA Harbor Dept.[1]	5.000	08/01/2024	08/01/2016	A	550,070
15,000	Los Angeles, CA Mtg. (Section 8)[1]	6.500	07/01/2022	08/31/2014	A	15,040
70,000	Los Angeles, CA Mtg. (Section 8)[1]	5.350	07/01/2022	08/31/2014	A	70,128
35,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)[1]	5.900	01/01/2030	08/31/2014	A	35,052
60,000	Los Angeles, CA Municipal Improvement Corp. (Central Library)	5.500	06/01/2016	08/31/2014	A	60,269
25,000	Los Angeles, CA Municipal Improvement Corp. (Central Library)	5.500	06/01/2017	08/31/2014	A	25,112
100,000	Los Angeles, CA Municipal Improvement Corp. (Central Library)	5.500	06/01/2019	08/31/2014	A	100,444
150,000	Los Angeles, CA Municipal Improvement Corp. (Central Library)	5.500	06/01/2018	08/31/2014	A	150,668
22,940,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.500	12/01/2024	08/31/2014	A	23,385,036
205,000	Los Angeles, CA State Building Authority	5.500	10/01/2019	08/31/2014	A	205,814
200,000	Los Angeles, CA State Building Authority	5.500	10/01/2017	08/31/2014	A	200,794
50,000	Los Angeles, CA State Building Authority	5.400	10/01/2015	08/31/2014	A	50,217
70,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	08/31/2014	A	70,278
25,000	Los Angeles, CA State Building Authority	5.300	10/01/2014	08/31/2014	A	25,109
70,000	Los Angeles, CA State Building Authority	5.500	10/01/2018	08/31/2014	A	70,278
20,000	Los Angeles, CA State Building Authority	5.400	10/01/2015	08/31/2014	A	20,088
15,000	Los Banos, CA Unified School District COP[2]	5.625	08/01/2016	08/22/2014	A	15,051
55,000	Madera County, CA COP (Children’s Hospital Central California Foundation)	5.000	03/15/2015	08/31/2014	A	55,186
455,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750	03/15/2028	08/31/2014	A	455,805
985,000	Madera County, CA COP (Valley Children’s Hospital)	5.000	03/15/2023	08/31/2014	A	988,201
50,000	Mammoth Lakes, CA Community Facilities District (North Village Area)	5.750	10/01/2033	10/01/2014	A	50,068
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989	5.000	09/01/2027	09/01/2023	A	1,430,488
10,000	Martinez, CA Mtg. (Ridgecrest Apartments)[1]	5.625	07/01/2025	08/31/2014	A	10,017
1,025,000	Marysville, CA (Fremont-Rideout Health Group / Rideout Memorial Hospital/United Com-Serve Obligated Group)[1]	5.250	01/01/2027	01/01/2021	A	1,111,930

39      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$40,000	Maywood, CA Public Financing Authority	6.500%	09/01/2018	09/01/2014	A	$40,066
825,000	Mendocino Coast, CA Healthcare District[1]	5.875	02/01/2020	08/31/2014	A	827,384
5,000	Menlo Park, CA GO2	5.000	08/01/2015	08/17/2014	A	5,020
5,000	Milpitas, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2014	A	5,161
25,000	Milpitas, CA Redevel. Agency	5.000	09/01/2014	09/01/2014		25,101
3,215,000	Milpitas, CA Redevel. Agency	5.125	09/01/2019	09/01/2014	A	3,227,699
45,000	Milpitas, CA Redevel. Agency	5.000	09/01/2020	09/01/2014	A	45,166
1,000,000	Milpitas, CA Redevel. Agency	5.250	09/01/2021	09/01/2014	A	1,003,840
10,000	Milpitas, CA Redevel. Agency	5.250	09/01/2017	09/01/2014	A	10,041
500,000	Modesto, CA COP (Golf Course)[1]	5.000	11/01/2023	02/29/2020	B	538,350
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)	5.000	08/01/2026	08/01/2022	A	1,084,990
2,000,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300	10/01/2030	08/31/2014	A	2,002,720
95,000	Montebello, CA Community Redevel. Agency (South Montebello)[1]	5.300	09/01/2022	09/01/2014	A	95,127
10,000	Montebello, CA Community Redevel. Agency (South Montebello)	5.500	09/01/2022	09/01/2014	A	10,009
155,000	Montebello, CA Community Redevel. Agency Tax Allocation[1]	5.000	03/01/2019	09/01/2014	A	155,287
730,000	Montebello, CA Community Redevel. Agency Tax Alloccation[1]	5.250	09/01/2024	09/01/2014	A	733,037
25,000	Montebello, CA COP[1]	5.300	11/01/2018	08/31/2014	A	25,085
20,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.700	03/01/2016	09/01/2014	A	20,192
65,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.700	03/01/2015	09/01/2014	A	65,467
40,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.750	03/01/2017	09/01/2014	A	40,476
355,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2031	09/01/2014	A	366,033
400,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-6	5.000	09/01/2022	09/01/2014	A	404,588
3,000,000	Mountain House, CA Public Financing Authority Utility System[1]	5.000	12/01/2032	12/01/2017	A	3,133,080
10,000	Napa, CA Hsg. Auth. (Vintage at Napa Senior Apartments)[1]	5.200	06/15/2034	08/31/2014	A	10,043
100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)[1]	5.250	08/01/2019	08/01/2019		116,754
260,000	Needles, CA Public Utility Authority	6.650	02/01/2032	02/12/2028	B	260,000
285,000	Norco, CA Redevel Agency[1]	5.125	03/01/2030	09/01/2014	A	285,365
275,000	Norco, CA Redevel Agency[1]	5.500	03/01/2030	09/01/2014	A	275,250
25,000	Norco, CA Redevel. Agency[1]	5.000	03/01/2019	09/01/2014	A	25,072

40      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$835,000	Northern, CA Inyo County Local Hospital District[1]	6.375%	12/01/2025	12/01/2020	A	$931,576
780,000	Northern, CA Inyo County Local Hospital District[1]	5.000	12/01/2015	06/06/2015	B	812,401
600,000	Oakdale, CA Public Financing Authority[1]	5.125	03/01/2022	09/01/2014	A	600,810
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.000	06/01/2019	12/01/2014	A	10,082
50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100	06/01/2027	12/01/2014	A	50,172
150,000	Oakland, CA Building Authority (Elihu M Harris)[1]	5.000	04/01/2017	08/31/2014	A	150,372
855,000	Oakland, CA Building Authority (Elihu M Harris)[1]	5.000	04/01/2023	08/31/2014	A	855,958
135,000	Oakland, CA Building Authority (Elihu M Harris)	5.000	04/01/2015	08/31/2014	A	135,375
265,000	Oakland, CA Building Authority (Elihu M Harris)	5.000	04/01/2016	08/31/2014	A	265,731
370,000	Oakland, CA Unified School District	5.250	08/01/2020	08/31/2014	A	371,450
3,110,000	Oakland, CA Unified School District	5.250	08/01/2024	08/31/2014	A	3,121,694
50,000	Oakland, CA Unified School District	5.250	08/01/2015	08/31/2014	A	50,208
100,000	Oakland, CA Unified School District	5.250	08/01/2017	08/31/2014	A	100,411
160,000	Oakland, CA Unified School District	5.250	08/01/2019	08/31/2014	A	160,640
50,000	Oakland, CA Unified School District	5.250	08/01/2018	08/31/2014	A	50,212
200,000	Oakland, CA Unified School District	5.250	08/01/2016	08/31/2014	A	200,792
300,000	Oakland, CA Unified School District	5.250	08/01/2022	08/31/2014	A	301,266
2,000,000	Oakland, CA Unified School District	6.000	08/01/2026	08/01/2018	A	2,233,120
1,000,000	Oakland, CA Unified School District	6.125	08/01/2029	08/01/2019	A	1,141,350
750,000	Oakland, CA Unified School District	5.000	08/01/2022	01/15/2021	B	837,383
700,000	Oakland, CA Unified School District	5.000	08/01/2026	08/31/2014	A	702,471
2,000,000	Oakland, CA Unified School District[1]	5.000	08/01/2025	08/01/2015	A	2,040,560
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	884,856
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	766,789
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	825,371
1,660,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	09/02/2014	A	1,669,628
70,000	Orange County, CA Community Facilities District[1]	5.250	08/15/2019	08/29/2014	A	70,190
50,000	Orange County, CA Devel. Agency (Neighborhood Devel,)[1]	5.000	09/01/2020	09/01/2014	A	50,118
30,000	Orange County, CA Devel. Agency (Neighborhood Devel.)[1]	5.000	09/01/2017	09/01/2014	A	30,097
50,000	Orange County, CA Devel. Agency (Neighborhood Devel.)[1]	5.000	09/01/2018	09/01/2014	A	50,147

41      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$265,000	Orange County, CA Devel. Agency (Neighborhood Devel.)[1]	5.000%	09/01/2022	09/01/2014	A	$265,527
15,000	Orange County, CA Improvement Bond Act 1915	5.500	09/02/2016	09/02/2014	A	15,056
1,500,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)	5.000	10/01/2028	10/01/2022	A	1,669,260
850,000	Oroville, CA Public Financing Authority[1]	5.000	09/15/2030	08/31/2014	A	856,248
195,000	Oroville, CA Public Financing Authority[1]	5.125	09/15/2025	08/31/2014	A	195,330
50,000	Oxnard, CA Financing Authority[1]	5.300	06/01/2029	06/01/2021	A	55,135
100,000	Oxnard, CA Financing Authority Wastewater (Redwood Trunk Sewer & Headworks)[1]	5.250	06/01/2034	12/01/2014	A	100,505
845,000	Oxnard, CA Harbor District[1]	5.000	08/01/2020	08/01/2020		943,476
530,000	Oxnard, CA School District	5.000	08/01/2027	08/01/2023	A	599,669
460,000	Oxnard, CA School District	5.000	08/01/2026	08/01/2023	A	523,089
180,000	Pajaro Valley, CA Water Management Agency COP[1]	5.750	03/01/2024	09/01/2014	A	180,119
70,000	Pajaro Valley, CA Water Management Agency COP[1]	5.500	03/01/2018	09/01/2014	A	70,050
25,000	Pajaro Valley, CA Water Management Agency COP[1]	5.500	03/01/2016	08/31/2014	A	24,999
50,000	Palm Desert, CA Financing Authority[1]	5.200	10/01/2028	10/01/2014	A	50,058
1,230,000	Palm Desert, CA Financing Authority[1]	5.000	08/01/2021	02/01/2015	A	1,241,119
125,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2025	10/01/2014	A	125,181
55,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2027	10/01/2014	A	55,094
50,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2026	10/01/2014	A	50,063
360,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2030	10/01/2014	A	360,446
410,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.000	07/01/2018	07/01/2015	A	420,389
145,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250	01/01/2022	08/31/2014	A	145,590
100,000	Palm Springs, CA Community Redevel. Agency Tax Allocation[1]	5.500	08/01/2021	08/31/2014	A	100,255
20,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)	5.500	01/01/2028	08/31/2014	A	20,077
45,000	Palm Springs, CA Improvement Bond Act 1915	5.650	09/02/2029	09/02/2014	A	45,016
100,000	Palmdale, CA Civic Authority	5.000	07/01/2025	08/31/2014	A	100,389
95,000	Palmdale, CA Civic Authority (Civic Center)	5.600	07/01/2015	08/31/2014	A	95,348
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	09/01/2015	A	127,583
10,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)[1]	5.000	09/01/2024	09/01/2014	A	10,017
45,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)[1]	5.000	09/01/2017	09/01/2014	A	45,159

42      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$455,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1,2]	5.700%	08/01/2018	08/28/2014	A	$456,697
15,000	Palo Alto, CA Utility[1]	5.250	06/01/2024	12/01/2014	A	15,252
175,000	Palo Alto, CA Utility[1]	5.250	06/01/2021	12/01/2014	A	177,952
10,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2019	08/31/2014	A	10,027
100,000	Parlier, CA Redevel. Agency Tax Allocation[1]	5.125	08/01/2023	08/31/2014	A	100,090
25,000	Parlier, CA Redevel. Agency Tax Allocation[1,2]	5.000	08/01/2018	08/25/2014	A	25,046
90,000	Patterson, CA Joint Unified School District	5.000	08/01/2015	08/31/2014	A	90,364
545,000	Perris, CA Joint Powers Authority	5.000	09/01/2025	09/01/2023	A	604,836
60,000	Perris, CA Public Financing Authority	5.750	09/01/2024	09/15/2014	A	61,600
125,000	Perris, CA Public Financing Authority[1]	5.750	10/01/2031	08/31/2014	A	127,938
390,000	Perris, CA Public Financing Authority[1]	7.000	10/01/2033	10/01/2018	A	440,454
20,000	Perris, CA Public Financing Authority, Series A	6.125	09/01/2034	09/15/2014	A	20,543
1,035,000	Perris, CA Union High School District Financing Authority	5.375	09/01/2026	09/01/2014	A	1,067,033
1,415,000	Perris, CA Union High School District Financing Authority	5.500	09/01/2028	09/01/2014	A	1,458,639
150,000	Petaluma, CA COP (Airport)[1]	5.125	08/01/2028	08/31/2014	A	150,062
10,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	09/02/2014	A	10,019
1,500,000	Pico Rivera, CA Public Financing Authority[1]	5.500	09/01/2031	09/01/2019	A	1,647,705
20,000	Pinole, CA Redevel. Agency Tax Allocation (Pinole Vista Redevel.)	5.250	08/01/2016	08/31/2014	A	20,082
25,000	Pomona, CA Public Financing Authority[1]	5.250	02/01/2018	08/31/2014	A	25,082
30,000	Pomona, CA Public Financing Authority[1]	5.000	02/01/2024	08/31/2014	A	30,047
65,000	Pomona, CA Public Financing Authority	5.125	02/01/2016	08/31/2014	A	65,231
400,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250	02/01/2020	08/31/2014	A	401,068
25,000	Pomona, CA Public Financing Authority (Merged Redevel.)[1]	5.000	02/01/2027	08/31/2014	A	25,030
95,000	Port Redwood City, CA GO1	5.400	06/01/2019	12/01/2014	A	96,327
50,000	Poway, CA Hsg. (Poinsetta Mobile Home Park)[1]	5.000	05/01/2023	08/31/2014	A	50,580
20,000	Poway, CA Public Financing Authority (Water Services)	5.500	11/01/2015	08/31/2014	A	20,069
30,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)	5.250	06/15/2019	08/31/2014	A	30,113
50,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)	5.250	06/15/2017	08/31/2014	A	50,208
55,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)	5.250	06/15/2024	08/31/2014	A	55,207

43      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)[1]	5.000%	06/15/2028	08/31/2014	A	$25,033
1,210,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2029	09/15/2023	A	1,341,176
855,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2025	09/15/2023	A	973,101
170,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14	5.125	09/01/2026	09/01/2014	A	173,900
150,000	Poway, CA Unified School District Special Tax Community Facilities District No. 6	5.125	09/01/2028	09/01/2014	A	151,623
1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No.2003-1	5.750	09/01/2028	09/01/2018	A	1,959,696
10,000	Rancho Cucamonga, CA Public Finance Authority	6.000	09/02/2020	08/31/2014	A	10,018
4,570,000	Rancho Cucamonga, CA Redevel. Agency (Rancho Redevel.)[1]	5.375	09/01/2025	08/14/2014	A	4,578,637
50,000	Rancho Cucamonga, CA Redevel. Agency (Rancho Redevel.)[1]	5.250	09/01/2020	08/14/2014	A	50,092
1,040,000	Rancho Cucamonga, CA Redevel. Agency (Rancho Redevel.)[1]	5.125	09/01/2030	08/14/2014	A	1,041,872
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	09/02/2014	A	20,011
30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2022	09/02/2014	A	30,039
100,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.125	09/01/2030	09/01/2014	A	100,139
30,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.000	09/01/2026	09/01/2014	A	30,047
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	09/01/2014	A	10,007
25,000	Redlands, CA Unified School District	5.000	07/01/2026	08/31/2014	A	25,088
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	758,476
100,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.250	09/01/2027	09/01/2014	A	100,136
20,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.000	09/01/2019	09/01/2014	A	20,053
25,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.000	09/01/2021	09/01/2014	A	25,088
25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.050	09/01/2017	09/01/2014	A	25,559
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.000	09/01/2016	09/01/2014	A	51,135
65,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.125	09/01/2018	09/01/2014	A	66,439
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2021	09/01/2014	A	51,074
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2020	09/01/2014	A	102,166

44      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.200%	09/01/2019	09/01/2014	A	$102,190
100,000	River Islands, CA Public Financing Authority	6.150	09/01/2035	09/01/2014	A	100,007
80,000	River Islands, CA Public Financing Authority	6.000	09/01/2027	09/01/2014	A	80,008
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	487,152
15,000	Riverside County, CA Community Facilities District Special Tax	6.000	09/01/2030	09/01/2014	A	15,003
215,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.150	09/01/2014	09/01/2014		215,694
225,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.250	09/01/2016	09/01/2014	A	230,153
385,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.200	09/01/2015	09/01/2014	A	393,890
450,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.450	09/01/2014	09/01/2014		451,409
475,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.500	09/01/2015	09/01/2015		493,573
735,000	Riverside County, CA COP (Historic Courthouse)[1]	5.000	11/01/2024	11/01/2015	A	777,042
250,000	Riverside County, CA Public Financing Authority	5.250	10/01/2017	08/31/2014	A	250,818
100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2022	10/01/2016	A	104,590
300,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	06/26/2017	B	265,458
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		356,511
30,000	Riverside, CA Improvement Bond Act 1915	8.250	09/02/2016	09/02/2014	A	30,168
335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	09/02/2014	A	345,412
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	09/02/2014	A	324,828
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	09/02/2014	A	202,256
1,155,000	Riverside, CA Public Financing Authority	5.000	11/01/2028	11/01/2022	A	1,269,033
1,640,000	Riverside, CA Public Financing Authority	5.000	11/01/2027	11/01/2022	A	1,810,117
100,000	Riverside, CA Public Financing Authority (University Corridor/Sycamore)[1]	5.000	08/01/2019	08/01/2017	A	109,008
150,000	Riverside, CA Redevel. Agency[1]	5.000	08/01/2025	08/31/2014	A	150,134
50,000	Riverside, CA Special Tax Community Facilities District No. 90-1, Series A1	5.500	09/01/2015	09/01/2014	A	50,224

45      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$150,000	Riverside, CA Unified School District[1]	5.000%	12/01/2026	12/01/2014	A	$152,186
100,000	Rocklin, CA Unified School District Community Facilities District No. 1	5.000	09/01/2025	09/01/2014	A	100,353
50,000	Rohnert Park, CA COP[1]	5.000	07/01/2024	08/31/2014	A	50,083
50,000	Romoland, CA School District Special Tax	6.375	09/01/2033	09/01/2014	A	50,079
50,000	Romoland, CA School District Special Tax	6.375	09/01/2033	09/01/2014	A	50,079
25,000	Romoland, CA School District Special Tax	6.000	09/01/2033	09/01/2014	A	25,032
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	442,130
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	541,575
365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	405,073
440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	485,316
100,000	Romoland, CA School District Special Tax Community Facilities District No. 91-1	5.400	09/01/2028	09/01/2014	A	100,099
80,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2023	02/15/2023		90,238
190,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2021	02/15/2021		213,970
100,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2025	02/15/2025		113,030
265,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2024	02/15/2024		299,522
430,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2023	08/31/2014	A	431,518
535,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2022	08/31/2014	A	536,937
795,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2021	08/31/2014	A	797,934
130,000	Sacramento County, CA COP	4.750	10/01/2017	08/31/2014	A	130,335
2,975,000	Sacramento County, CA COP[1]	5.750	02/01/2030	02/01/2020	A	3,265,925
255,000	Sacramento County, CA COP[1]	5.375	02/01/2019	08/31/2014	A	255,622
925,000	Sacramento County, CA Hsg. Authority (Cottage Estates Apartments)[1,2]	6.000	02/01/2033	09/01/2014	A	938,459
1,500,000	Sacramento County, CA Hsg. Authority (Verandas Apartments Senior Community)[1]	5.700	03/01/2034	09/01/2014	A	1,500,375
400,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	08/31/2014	A	402,028

46      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	Sacramento County, CA Public
	Financing Authority (County & City Redevel.)[1]	5.000%	12/01/2022	08/31/2014	A	$10,035
25,000	Sacramento County, CA Public Financing Authority (Sacramento City Redevel.)[1]	5.200	12/01/2019	08/31/2014	A	25,067
50,000	Sacramento, CA City Financing Authority	5.000	12/01/2023	12/01/2015	A	52,848
225,000	Sacramento, CA City Financing Authority[1]	5.000	12/01/2024	12/01/2015	A	237,582
30,000	Sacramento, CA City Financing Authority (City Hall)	5.250	12/01/2016	08/31/2014	A	30,125
815,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	09/01/2014	A	818,994
850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2025	03/01/2023	A	955,528
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2024	03/01/2023	A	2,091,473
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2027	03/01/2023	A	504,085
785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000	09/01/2026	03/01/2023	A	873,367
25,000	Sacramento, CA Improvement Bond Act 1915 (Citywide Landscaping & Lighting)[1]	5.500	09/02/2016	08/31/2014	A	25,096
310,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	09/01/2014	A	311,383
75,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)	5.500	11/01/2023	08/31/2014	A	75,298
60,000	San Bernardino County, CA (Single Family Mtg.)	3.976[3]	05/01/2031	08/31/2014	A	24,727
75,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000	08/01/2028	08/31/2014	A	75,053
200,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000	08/01/2026	08/31/2014	A	200,342
30,000	San Bernardino County, CA COP (Medical Center Financing)[2]	5.250	08/01/2016	08/22/2014	A	30,097
235,000	San Bernardino County, CA Flood Control District	5.000	08/01/2029	08/31/2014	A	235,874
190,000	San Bernardino County, CA Redevel. Agency (San Sevaine Redevel.)[1]	5.000	09/01/2019	09/01/2015	A	196,255
180,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2023	10/01/2023		207,171
50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2022	10/01/2022		57,679
70,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2023	10/01/2023		80,567
10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		11,408
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		231,048

47      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$335,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500%	12/01/2020	08/31/2014	A	$335,841
160,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500	12/01/2020	08/31/2014	A	160,402
145,000	San Bernardino, CA Joint Powers Financing Authority (City Hall)[1]	5.600	01/01/2015	08/31/2014	A	145,173
325,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2020	11/17/2017	B	322,254
440,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2024	03/27/2023	B	430,003
150,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)	6.625	04/01/2026	08/31/2014	A	150,189
430,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2017	02/14/2016	B	444,061
135,000	San Bernardino, CA Municipal Water Dept.	5.000	02/01/2017	08/31/2014	A	135,369
70,000	San Bernardino, CA Municipal Water Dept.	5.250	02/01/2015	08/31/2014	A	70,243
25,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	01/01/2015	A	25,103
50,000	San Bruno, CA Police Facilities Financing[1]	5.250	02/01/2021	08/31/2014	A	50,119
90,000	San Diego County, CA Water Authority	4.750	05/01/2028	08/31/2014	A	90,291
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	688,147
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	767,390
545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2025	09/01/2023	A	600,394
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	661,045
4,790,000	San Diego, CA Hsg. Authority (Island Village Apartments)[1]	5.650[4]	07/01/2034	08/31/2014	A	4,811,124
210,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2018	A	220,781
220,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2018	A	229,262
230,000	San Diego, CA Improvement Bond Act 1915	5.250	09/02/2028	09/02/2018	A	238,940
180,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2018	A	191,504
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2018	A	201,100
195,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2018	A	204,725
170,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2018	A	182,164
245,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2018	A	255,104

48      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$285,000	San Diego, CA Improvement Bond Act 1915	5.500%	09/02/2032	09/02/2018	A	$295,767
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2018	A	178,474
255,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	09/02/2018	A	264,450
265,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	09/02/2018	A	275,513
110,000	San Diego, CA Mtg. (Mariners Cove)	5.800	09/01/2015	09/01/2014	A	110,448
1,000,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2032	02/15/2017	A	1,082,130
20,000	San Diego, CA Redevel. Agency	6.000	11/01/2015	08/31/2014	A	20,096
1,000,000	San Diego, CA Redevel. Agency (Centre City)[1]	6.400	09/01/2019	09/01/2014	A	1,003,690
325,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.250	09/01/2026	09/01/2014	A	325,289
100,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.200	09/01/2019	09/01/2014	A	100,200
20,000	San Diego, CA Redevel. Agency (Centre City)	5.000	09/01/2015	09/01/2014	A	20,065
25,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.600	09/01/2024	09/01/2014	A	25,027
10,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.500	09/01/2019	09/01/2014	A	10,019
175,000	San Diego, CA Redevel. Agency (Centre City)	5.250	09/01/2021	09/01/2014	A	175,700
50,000	San Diego, CA Redevel. Agency (Centre City)	5.000	09/01/2026	09/01/2014	A	50,177
115,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.350	09/01/2024	09/01/2014	A	115,101
55,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.300	09/01/2020	09/01/2014	A	55,080
20,000	San Diego, CA Redevel. Agency (Mt. Hope Redevel.)	5.000	10/01/2026	08/31/2014	A	20,071
20,000	San Diego, CA Redevel. Agency (Mt. Hope Redevel.)	5.000	10/01/2021	08/31/2014	A	20,076
110,000	San Diego, CA Redevel. Agency (Mt. Hope Redevel.)	5.875	10/01/2019	08/31/2014	A	110,510
70,000	San Diego, CA Redevel. Agency (North Bay Redevel.)[1]	5.800	09/01/2022	09/01/2014	A	70,123
300,000	San Diego, CA Redevel. Agency (North Bay Redevel.)[1]	5.875	09/01/2030	09/01/2014	A	300,357
85,000	San Diego, CA Redevel. Agency (North Park Redevel.)[1]	5.600	09/01/2019	09/01/2014	A	85,269
60,000	San Diego, CA Redevel. Agency (North Park Redevel.)[1]	5.700	09/01/2020	09/01/2014	A	60,189
710,000	San Diego, CA Redevel. Agency (North Park Redevel.)[1]	5.900	09/01/2025	09/01/2014	A	711,654
25,000	San Diego, CA Redevel. Agency Tax Allocation (North Park Redevel.)[1]	5.900	09/01/2030	09/01/2014	A	25,049

49      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	San Dimas, CA Redevel. Agency (Creative Growth Redevel.)[1]	6.750%	09/01/2016	09/01/2014	A	$10,054
7,500,000	San Francisco, CA City & County Airports Commission	5.500	05/01/2027	05/01/2018	A	8,424,675
275,000	San Francisco, CA City & County Airports Commission[1]	5.250	01/01/2026	08/31/2014	A	275,286
55,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2023	08/31/2014	A	55,081
110,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2021	08/31/2014	A	110,195
1,320,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.100	01/01/2020	08/31/2014	A	1,326,019
320,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2024	08/31/2014	A	320,419
160,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2020	08/31/2014	A	160,322
1,365,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2022	08/31/2014	A	1,367,184
315,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.125	01/01/2017	08/31/2014	A	315,873
3,040,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2019	08/31/2014	A	3,047,022
75,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2027	08/31/2014	A	75,075
510,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	08/31/2014	A	512,244
40,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	09/02/2014	A	41,279
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2023	08/01/2022	A	566,890
1,250,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2026	08/01/2022	A	1,393,863
1,600,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2025	08/01/2022	A	1,794,176
20,000	San Francisco, CA City & County Redevel. Financing Authority[1]	5.000	08/01/2019	08/31/2014	A	20,058
115,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.000	08/01/2029	08/01/2019	A	129,458

50      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$215,000	San Francisco, CA Community College District	5.375%	06/15/2015	08/31/2014	A	$215,946
135,000	San Francisco, CA Community College District	5.000	06/15/2019	08/31/2014	A	135,531
50,000	San Francisco, CA Community College District	5.000	06/15/2020	08/31/2014	A	50,195
80,000	San Francisco, CA Community College District	5.000	06/15/2026	08/31/2014	A	80,295
360,000	San Francisco, CA Community College District	5.000	06/15/2017	08/31/2014	A	361,429
115,000	San Francisco, CA Community College District	5.375	06/15/2022	08/31/2014	A	115,490
200,000	San Francisco, CA Community College District	5.375	06/15/2016	08/31/2014	A	200,868
855,000	San Francisco, CA Community College District	5.000	06/15/2018	08/31/2014	A	858,386
100,000	San Francisco, CA Community College District	5.000	06/15/2022	08/31/2014	A	100,378
10,000	San Francisco, CA Community College District[1]	5.000	06/15/2028	08/31/2014	A	10,037
25,000	San Francisco, CA Community College District	5.000	06/15/2021	08/31/2014	A	25,096
25,000	San Francisco, CA Community College District[1]	5.000	06/15/2031	08/31/2014	A	25,081
920,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2024	08/01/2020	A	1,001,107
30,000	San Joaquin County, CA COP (Solid Waste System Facilities)[1]	5.000	04/01/2018	09/05/2014	A	30,138
80,000	San Joaquin County, CA COP (Solid Waste System Facilities)	5.000	04/01/2015	09/05/2014	A	80,368
75,000	San Joaquin County, CA COP (Solid Waste System Facilities)	5.000	04/01/2022	09/05/2014	A	75,345
50,000	San Joaquin County, CA COP (Solid Waste System Facilities)	5.000	04/01/2020	09/05/2014	A	50,230
1,330,000	San Joaquin Hills, CA Transportation Corridor Agency[1]	5.375	01/15/2029	08/31/2014	A	1,330,492
465,000	San Joaquin Hills, CA Transportation Corridor Agency[1]	5.250	01/15/2030	01/15/2015	A	464,981
85,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2020	09/01/2014	A	85,351
50,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2022	09/01/2014	A	50,204
35,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2015	09/01/2014	A	35,144
235,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2018	09/01/2014	A	235,945
15,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2017	09/01/2014	A	15,060
105,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2025	09/01/2014	A	105,426
105,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2022	09/01/2014	A	105,419
30,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2017	09/01/2014	A	30,121
50,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2020	09/01/2014	A	50,200
100,000	San Jose, CA Airport	5.250	03/01/2023	09/01/2014	A	100,384

51      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$3,990,000	San Jose, CA Airport	5.125%	03/01/2020	09/01/2014	A	$4,005,481
1,000,000	San Jose, CA Airport[1]	6.250	03/01/2034	03/01/2021	A	1,158,290
1,130,000	San Jose, CA Airport	5.000	03/01/2028	09/01/2014	A	1,133,706
25,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)	5.000	09/01/2026	09/01/2014	A	25,088
15,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)	5.000	09/01/2024	09/01/2014	A	15,053
280,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2019	09/01/2014	A	281,134
90,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2017	09/01/2014	A	90,365
50,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2018	09/01/2014	A	50,203
60,000	San Jose, CA Finance Authority (Convention Center)[1]	5.000	09/01/2015	09/01/2014	A	60,682
225,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2016	09/01/2014	A	225,914
60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	09/02/2014	A	61,905
25,000	San Jose, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2014	A	25,808
20,000	San Jose, CA Improvement Bond Act 1915	5.600	09/02/2016	09/02/2014	A	20,658
95,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2019	09/02/2014	A	98,043
250,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[1]	5.350 [4]	07/15/2034	02/26/2017	A	263,770
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.100	01/01/2031	08/31/2014	A	25,008
390,000	San Jose, CA Multifamily Hsg. (Sixth & Martha Family Apartments)[1]	5.875	03/01/2033	09/01/2014	A	392,991
50,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2020	08/01/2015	A	51,314
75,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	08/01/2017	A	79,876
300,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2019	08/01/2015	A	309,177
45,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2028	08/01/2015	A	45,428
25,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2023	08/01/2017	A	26,737
20,000	San Jose, CA Redevel. Agency[1]	5.500	08/01/2014	08/01/2014		20,000
350,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2017	08/01/2015	A	363,227
35,000	San Jose, CA Redevel. Agency[1]	5.500	08/01/2016	08/31/2014	A	35,127
200,000	San Jose, CA Redevel. Agency[1]	6.375	08/01/2021	08/01/2018	A	225,642
50,000	San Jose, CA Redevel. Agency[1,2]	5.750	08/01/2017	12/22/2014	A	51,055
5,300,000	San Jose, CA Redevel. Agency[1]	5.850	08/01/2027	02/01/2015	A	5,428,260
30,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2025	08/01/2017	A	31,995
115,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2023	08/01/2017	A	120,880
255,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2022	08/01/2017	A	269,474
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2027	08/31/2014	A	100,180

52      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000%	08/01/2019	08/31/2014	A	$25,058
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2024	08/01/2017	A	106,799
1,210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.250	08/01/2019	08/31/2014	A	1,213,037
5,000	San Jose, CA Redevel. Agency Tax Allocation[1]	5.600	08/01/2019	08/31/2014	A	5,014
100,000	San Juan Capistrano, CA Public Financing Authority	4.800	12/01/2016	08/31/2014	A	100,320
25,000	San Marcos, CA Public Facilities Authority[1]	5.000	08/01/2021	02/01/2015	A	25,552
500,000	San Marcos, CA Public Facilities Authority[1]	4.875	08/01/2031	08/31/2014	A	500,410
100,000	San Marcos, CA Public Facilities Authority[1]	5.000	08/01/2026	02/01/2015	A	102,155
25,000	San Marcos, CA Public Facilities Authority[1]	5.000	08/01/2017	08/31/2014	A	25,089
100,000	San Marcos, CA Redevel. Agency Tax Allocation (Affordable Hsg.)	5.650	10/01/2028	08/31/2014	A	100,403
25,000	San Marcos, CA Unified School District Special Tax[1]	5.000	09/01/2029	09/01/2014	A	25,026
130,000	San Mateo, CA Flood Control District COP (Colma Creek Flood Control Zone)[1]	5.125	08/01/2032	08/31/2014	A	130,081
40,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	5.000	12/01/2014	08/31/2014	A	40,165
50,000	San Ramon, CA Public Financing Authority[1]	5.300	02/01/2028	02/01/2015	A	50,192
100,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2015	09/01/2014	A	100,364
105,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2018	09/01/2014	A	105,408
60,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2019	09/01/2014	A	60,231
25,000	Santa Clara County, CA Board of Education[1]	5.000	04/01/2021	08/31/2014	A	25,036
1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[1]	5.850	08/01/2031	08/31/2014	A	1,715,960
80,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.700	08/01/2021	08/31/2014	A	80,093
400,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.000	06/01/2020	12/01/2014	A	405,828
500,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.000	06/01/2022	12/01/2014	A	507,385
25,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.375	06/01/2016	12/01/2014	A	25,402
185,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.500	06/01/2023	12/01/2014	A	188,060

53      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$100,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250%	06/01/2018	12/01/2014	A	$101,567
1,020,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250	06/01/2019	12/01/2014	A	1,035,983
175,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.000	06/01/2015	12/01/2014	A	177,861
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	701,300
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	847,918
1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,253,491
325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2024	11/15/2022	A	358,443
925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,009,767
25,000	Santa Fe Springs, CA Community Devel. Commission	5.500	09/01/2014	09/01/2014		25,112
40,000	Santa Fe Springs, CA Community Devel. Commission[1]	5.375	09/01/2019	09/01/2014	A	40,126
800,000	Santa Fe Springs, CA Community Devel. Commission Tax Allocation[1]	5.375	09/01/2021	09/01/2014	A	802,088
85,000	Santa Fe Springs, CA Community Devel. Commission Tax Allocation[1]	5.375	09/01/2018	09/01/2014	A	85,296
30,000	Santa Monica, CA Redevel. Agency (Ocean Park Redevel.)[1]	5.000	07/01/2018	08/31/2014	A	30,098
20,000	Santa Monica, CA Redevel. Agency (Ocean Park Redevel.)	5.000	07/01/2016	08/31/2014	A	20,076
25,000	Santa Nella County, CA Water District	6.250	09/02/2028	09/02/2014	A	25,001
20,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	09/02/2014	A	20,044
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	906,094
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	969,419
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	849,302
710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	787,951
25,000	Seaside, CA Redevel. Agency	5.000	08/01/2014	08/01/2014		25,000
1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	09/01/2016	A	1,419,176
15,000	Sequoia, CA Hospital District	5.375	08/15/2023	09/26/2014	A	16,927
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.250	11/01/2017	11/01/2016	A	106,277
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.300	11/01/2018	11/01/2016	A	105,630

54      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.350%	11/01/2019	11/01/2016	A	$104,951
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.375	11/01/2020	11/01/2016	A	104,340
400,000	Sierra View, CA Local Health Care District[1]	5.250	07/01/2024	07/01/2017	A	419,408
40,000	Signal Hill CA Redevel. Agency[1]	5.250	10/01/2024	10/01/2019	A	42,120
525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[1]	5.250	09/01/2019	09/01/2014	A	526,507
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[1]	5.000	09/01/2030	09/01/2014	A	25,030
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2021	09/01/2014	A	25,094
175,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350	12/01/2028	08/31/2014	A	175,128
1,020,000	Sonora, CA Union High School District	5.625	08/01/2029	08/01/2023	A	1,186,964
100,000	South Gate, CA Public Financing Authority (South Gate Redevel.)[1]	5.750	09/01/2022	09/01/2014	A	100,466
1,925,000	South Gate, CA Utility Authority	5.250	10/01/2027	10/01/2022	A	2,212,518
40,000	South Orange County, CA Public Financing Authority[1]	5.800	09/02/2018	09/02/2014	A	40,185
60,000	South Orange County, CA Public Financing Authority	5.250	08/15/2018	08/25/2014	A	60,235
250,000	South Orange County, CA Public Financing Authority (Ladera Ranch)[1]	5.000	08/15/2024	08/15/2015	A	255,193
20,000	South Tahoe, CA Joint Powers Financing Authority[1]	5.300	10/01/2021	08/31/2014	A	20,032
260,000	Southern CA Mono Health Care District[1]	5.000	08/01/2021	08/01/2021		292,557
50,000	Southern CA Public Power Authority	5.250	10/01/2015	08/31/2014	A	50,212
20,000	Southern CA Public Power Authority	5.750	07/01/2021	08/31/2014	A	20,092
25,000	Southern CA Public Power Authority	5.500	07/01/2020	08/31/2014	A	25,109
5,000	Southern CA Public Power Authority	5.500	07/01/2020	08/31/2014	A	5,022
925,000	Southern CA Public Power Authority[1]	5.000	11/01/2018	11/01/2018		1,033,096
10,000	Southern CA Public Power Authority	5.000	07/01/2015	08/31/2014	A	10,041
5,445,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	04/25/2020	B	5,287,966
20,000	Stockton, CA COP (Wastewater System)[1]	5.000	09/01/2023	09/01/2014	A	20,016
155,000	Stockton, CA COP (Wastewater System)	5.125	09/01/2016	09/01/2014	A	155,344
35,000	Stockton, CA Improvement Bond Act 1915	5.800	09/02/2020	09/02/2014	A	35,067
250,000	Stockton, CA Unified School District (Election 2005)[1]	5.000	09/01/2019	09/01/2015	A	258,873
50,000	Stockton, CA Unified School District (Election 2008)[1]	5.000	08/01/2023	08/01/2016	A	53,456
25,000	Stockton-East, CA Water District[1]	5.000	04/01/2019	08/31/2014	A	25,053
25,000	Suisun City, CA Public Financing Authority[1]	5.200	10/01/2028	08/31/2014	A	25,038
25,000	Sunnyvale, CA COP (Parking Facility)	5.000	10/01/2022	08/31/2014	A	25,100

55      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	Sunnyvale, CA COP (Parking Facility)	5.000%	10/01/2017	08/31/2014	A	$25,100
1,490,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2029	10/01/2023	A	1,665,760
700,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2027	10/01/2023	A	794,626
415,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2026	10/01/2023	A	473,391
1,465,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2028	10/01/2023	A	1,648,828
300,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2025	10/01/2023	A	345,360
4,550,000	Sweetwater, CA Union High School District[1]	5.000	09/01/2027	09/01/2015	A	4,758,481
50,000	Taft, CA Public Financing Authority (Community Correctional Facility)[1]	6.050	01/01/2017	08/31/2014	A	50,193
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	883,625
50,000	Temecula, CA Redevel. Agency[1]	5.000	08/01/2020	08/31/2014	A	50,076
500,000	Temecula, CA Redevel. Agency[1]	5.125	08/01/2027	08/31/2014	A	504,325
1,505,000	Torrance, CA Hospital (Torrance Memorial Medical Center)	6.000	06/01/2022	08/31/2014	A	1,511,607
75,000	Torrance, CA Hospital (Torrance Memorial Medical Center)[1]	5.500	06/01/2031	08/31/2014	A	75,142
25,000	Torrance, CA Hospital (Torrance Memorial Medical Center)	5.400	06/01/2015	08/31/2014	A	25,094
270,000	Torrance, CA Redevel. Agency[1]	5.500	09/01/2028	09/01/2014	A	270,200
15,000	Torrance, CA Redevel. Agency (Downtown Redevel.)[1]	5.550	09/01/2018	09/01/2014	A	15,041
1,430,000	Tracy, CA Area Public Facilities Financing Agency[1]	5.875	10/01/2019	10/01/2014	A	1,439,123
50,000	Tracy, CA Community Facilities District	6.300	09/01/2026	09/01/2014	A	50,083
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	09/02/2014	A	25,032
75,000	Tracy, CA Operating Partnership Joint Powers Authority	6.100	09/02/2021	09/02/2014	A	75,169
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	09/01/2014	A	30,018
805,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2017	10/27/2016	B	877,603
280,000	Turlock, CA Irrigation District[1]	5.000	01/01/2033	08/25/2014	A	280,910
60,000	Turlock, CA Irrigation District	5.000	01/01/2015	08/25/2014	A	60,195
150,000	Turlock, CA Irrigation District	5.000	01/01/2018	08/25/2014	A	150,488
340,000	Turlock, CA Irrigation District[1]	5.000	01/01/2028	08/25/2014	A	341,105
65,000	Turlock, CA Public Financing Authority	5.250	09/01/2015	09/01/2014	A	65,226
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2026	09/01/2023	A	525,535
490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2027	09/01/2023	A	545,478
515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2028	09/01/2023	A	570,213

56      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000%	09/01/2024	09/01/2023	A	$480,291
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2025	09/01/2023	A	503,010
130,000	Tustin, CA Unified School District[1]	5.000	09/01/2032	09/01/2014	A	130,120
125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	09/01/2021	A	151,285
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)[1]	6.500	12/01/2028	06/01/2021	A	288,323
25,000	Union City, CA Community Redevel. Agency[1]	5.000	10/01/2027	08/31/2014	A	25,014
20,000	Vacaville, CA Improvement Bond Act 1915 (East Monte Vista Avenue)	5.850	09/02/2016	09/02/2014	A	20,056
225,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)[1]	6.000	11/01/2024	08/31/2014	A	225,378
275,000	Val Verde, CA Unified School District	6.125	09/01/2034	09/01/2014	A	275,239
125,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2[1]	5.000	09/01/2026	09/01/2014	A	125,159
325,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2[1]	5.000	09/01/2019	09/01/2014	A	325,936
25,000	Vallejo, CA Public Financing Authority, Series A	7.500	09/01/2020	09/01/2014	A	25,069
40,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	09/01/2015	A	40,327
40,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2017	09/01/2014	A	40,494
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	09/01/2015	A	30,290
270,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	03/28/2025	B	268,318
535,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/04/2018	A	596,145
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)[1]	5.125	12/01/2031	12/01/2014	A	25,121
100,000	Vista, CA Community Devel. Commission (Vista Redevel.)[1]	5.125	09/01/2028	09/01/2014	A	100,057
110,000	Vista, CA Community Devel. Commission (Vista Redevel.)[1]	5.200	09/01/2028	09/01/2014	A	110,069
15,000	Vista, CA Community Devel. Commission (Vista Redevel.)[1]	5.800	09/01/2030	09/01/2014	A	15,024
75,000	Vista, CA Community Devel. Commission (Vista Redevel.)[1]	5.750	09/01/2026	09/01/2014	A	75,129
90,000	Vista, CA Joint Powers Financing Authority[1]	6.100	10/01/2021	10/01/2014	A	90,806
10,000	Vista, CA Unified School District[1]	5.125	05/01/2023	11/01/2014	A	10,110
5,000	Walnut, CA Energy Center Authority	5.000	01/01/2029	08/25/2014	A	5,016
50,000	Walnut, CA Energy Center Authority	5.000	01/01/2024	08/25/2014	A	50,163
15,000	Wasco, CA Public Financing Authority	7.350	09/15/2015	08/31/2014	A	15,064
10,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	08/31/2014	A	10,025

57      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$550,000	Washington Township, CA Health Care District[1]	5.250%	07/01/2029	08/31/2014	A	$550,528
1,000,000	Washington Township, CA Health Care District[1]	5.000	07/01/2018	08/31/2014	A	1,002,510
3,420,000	West Contra Costa, CA Healthcare District COP[1]	5.500	07/01/2029	08/31/2014	A	3,446,334
180,000	West Covina, CA Redevel. Agency[1]	5.000	09/01/2026	09/01/2014	A	180,095
150,000	West Covina, CA Redevel. Agency[1]	5.100	09/01/2025	09/01/2014	A	150,542
60,000	West Covina, CA Redevel. Agency (Executive Lodge Apartments)[1]	5.300	09/01/2025	09/01/2014	A	60,036
100,000	West Covina, CA Redevel. Agency Tax Allocation (Executive Lodge Apartments)	5.100	09/01/2014	09/01/2014		100,314
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.000	09/01/2026	09/01/2021	A	1,067,360
1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.250	09/01/2031	09/01/2021	A	1,212,100
5,000	West Sacramento, CA Improvement Bond Act 1915	8.500	09/02/2017	09/02/2014	A	5,160
25,000	Western CA Municipal Water Districts	7.125	09/02/2014	09/02/2014		25,114
1,190,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2018	A	1,249,322
1,295,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2027	09/01/2018	A	1,343,459
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2023	A	2,639,391
835,000	William S. Hart CA Union High School District	5.000	09/01/2025	09/01/2023	A	940,477
20,000	Yolo County, CA Hsg. Authority (Russell Park Apartments)	7.000	11/01/2014	08/31/2014	A	20,096
260,000	Yorba Linda, CA Redevel. Agency Tax Allocation[1]	5.250	09/01/2023	09/01/2014	A	260,299
						528,926,145
U.S. Possessions—16.9%
1,250,000	Guam International Airport Authority	6.000	10/01/2023	08/01/2018	A	1,387,625
155,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022		181,865
265,000	Guam Power Authority, Series A	5.000	10/01/2025	10/01/2022	A	302,815
225,000	Guam Power Authority, Series A	5.000	10/01/2026	10/01/2022	A	254,585
155,000	Guam Power Authority, Series A	5.000	10/01/2027	10/01/2022	A	174,313
150,000	Guam Power Authority, Series A	5.000	10/01/2021	10/01/2021		175,183
100,000	Guam Power Authority, Series A	5.000	10/01/2019	10/01/2019		115,369
150,000	Guam Power Authority, Series A	5.000	10/01/2020	10/01/2020		174,301
5,000,000	Puerto Rico Aqueduct & Sewer Authority	6.125	07/01/2024	04/23/2021	B	3,731,750
3,300,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	07/01/2028		2,315,841
15,734,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	08/31/2014	A	15,750,521
2,000,000	Puerto Rico Commonwealth GO1	5.000	07/01/2020	07/01/2020		1,626,700

58      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$370,000	Puerto Rico Commonwealth GO1	6.000%	07/01/2027	07/01/2018	A	$373,866
40,000	Puerto Rico Commonwealth GO1	5.250	07/01/2015	07/01/2015		38,992
1,145,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	05/09/2029	B	849,430
100,000	Puerto Rico Commonwealth GO1	5.375	07/01/2030	07/01/2030		75,034
75,000	Puerto Rico Commonwealth GO1	6.125	07/01/2024	04/23/2021	B	61,127
560,000	Puerto Rico Commonwealth GO1	5.625	07/01/2031	02/04/2031	B	419,429
2,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2029	07/01/2029		1,543,020
1,270,000	Puerto Rico Commonwealth GO1	5.500	07/01/2020	07/01/2020		1,289,901
70,000	Puerto Rico Commonwealth GO1	5.500	07/01/2016	07/01/2016		71,459
70,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		64,702
170,000	Puerto Rico Commonwealth GO1	5.500	07/01/2018	07/01/2018		173,067
205,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		189,486
2,000,000	Puerto Rico Commonwealth GO1	2.953	07/01/2019	07/01/2019		1,903,800
200,000	Puerto Rico Commonwealth GO1	5.000	07/01/2022	07/01/2022		155,010
5,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	07/01/2026		3,838,200
5,890,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	07/01/2028		4,544,312
3,000,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2028	07/01/2028		1,464,720
260,000	Puerto Rico Electric Power Authority, Series B	5.000	07/01/2016	07/01/2016		129,714
500,000	Puerto Rico Electric Power Authority, Series CCC	5.250	07/01/2028	07/01/2028		244,120
1,975,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2015	07/01/2015		2,005,514
555,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2016	07/01/2016		570,307
175,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2022	07/01/2022		170,751
300,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2025	07/01/2025		283,557
3,210,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2023	07/01/2023		3,102,305
230,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	07/01/2024		219,933
25,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2025	07/01/2025		23,630
2,015,000	Puerto Rico Electric Power Authority, Series WW	5.500	07/01/2018	07/01/2018		985,416
40,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2018	07/01/2018		19,562
990,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2017	07/01/2017		485,318
9,000,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2026	07/01/2026		4,393,710
200,000	Puerto Rico Government Devel. Bank[1]	5.000	12/01/2014	12/01/2014		195,530
150,000	Puerto Rico Government Devel. Bank[1]	5.000	12/01/2016	12/01/2016		132,642
215,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2018	07/01/2018		126,199
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2022	07/01/2022		585,750

59      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$750,000	Puerto Rico Highway & Transportation Authority[1]	5.750%	07/01/2020	07/01/2020		$439,560
195,000	Puerto Rico Highway & Transportation Authority, Series E1	5.500	07/01/2016	07/01/2016		196,256
70,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000	07/01/2022	07/01/2022		41,004
260,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100	12/01/2018	08/31/2014	A	265,179
910,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		510,992
130,000	Puerto Rico Infrastructure Financing Authority[1]	5.000	07/01/2018	07/01/2018		113,738
1,000,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		556,100
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		101,424
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		98,436
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		97,124
4,400,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	3,674,528
50,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		51,517
500,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2019	07/01/2019		494,595
395,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2018	08/01/2018		394,593
75,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	08/01/2017		74,941
45,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2019	08/01/2019		44,943
180,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2020	08/01/2020		179,735
40,000	Puerto Rico Municipal Finance Agency, Series A1	4.750	08/01/2022	08/01/2022		39,918
110,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	05/03/2016	B	109,910
1,180,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	08/01/2016		1,179,386
70,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2014	08/01/2014		70,000
3,260,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2015	08/01/2015		3,259,152
2,710,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2021		2,129,816
450,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2017	07/01/2017		449,113
2,600,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	04/13/2025	B	1,979,250
2,735,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2019	07/01/2019		2,773,399
1,070,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2023	07/01/2023		819,888
460,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2018	07/01/2018		459,177
8,305,000	Puerto Rico Public Buildings Authority[1]	5.375	07/01/2033	09/18/2030	B	5,743,655

60      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$1,750,000	Puerto Rico Public Finance Corp., Series B1	5.500%	08/01/2031	07/17/2029	B	$806,663
1,400,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2025	08/01/2025		645,470
600,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2024	08/01/2024		276,630
2,505,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000	08/01/2024	08/01/2024		1,923,615
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2028	08/01/2028		385,350
4,735,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	08/01/2029		3,720,242
885,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2023	08/01/2023		723,213
9,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2021	08/01/2021		7,913,310
7,150,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2022	08/01/2022		5,890,385
3,300,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000	08/01/2026	08/01/2026		1,521,333
315,000	University of Puerto Rico, Series P1	5.000	06/01/2024	06/01/2024		178,633
495,000	University of Puerto Rico, Series Q1	5.000	06/01/2021	06/01/2021		291,550
125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	131,209
160,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	168,362
300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	10/01/2016	A	317,898

						108,161,573
Total Investments, at Value (Cost $656,195,853)—99.8%						637,087,718
Net Other Assets (Liabilities)—0.2						1,054,993

Net Assets—100.0%						$638,142,711

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

      A. Optional call date; corresponds to the most conservative yield calculation.

      B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.
2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2014. See Note 1 of the accompanying Notes.
3. Zero coupon bond reflects effective yield on the date of purchase.
4. Represents the current interest rate for a variable or increasing rate security.
5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

61      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AHSW	Adventist Health System-West
AMCH	Adventist Medical Center Hanford
BMH	Bakersfield Memorial Hospital
CCOTA	California College of the Arts
CDA	Communities Devel. Authority
CEI	Coalition for Elders Independence
CFD	Community Facilities District
CHC	Children’s Health Care
CHCW	Catholic Healthcare West
CHF	City Hospital Foundation
CMCtr	Castle Medical Center
CMF	CHW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
CWM	Chemical Waste Management
DHlth	Dignity Health
DUOC	Dominican University of California
FF	Feedback Foundation
FH	Foothill Hospital
FRH	Feather River Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GHMC	Glendale Adventist Medical Center
GO	General Obligation
HFA	Housing Finance Agency
HSH	Hayward Sisters Hospital
IMEPCF	Industrial, Medican and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KGIOALS	Keck Graduate Institute of Applied Life Sciences
LLMC	Lifelong Medical Care
MGC	Modesto Garbage Company
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
OCTC	Olive Crest Treatment Centers
PAMC	Portland Adventist Medical Center
PCCD	Palomar Community College District
PH&S	Providence Health & Services
PVH	Paradise Valley Hospital
ROLs	Reset Option Longs
SCADP	Southern California Alcohol & Drug Programs
SFMH	St. Francis Memorial Hospital
SHHosp	St. Helena Hospital
SJCH	San Joaquin Community Hospital
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SRHF	Saint Rose Hospital Foundation
SRMB	Saint Rose Medical Building
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
SVHosp	Simi Valley Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
USAWCA	USA Waste of California

62      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Abbreviations (Continued)

UVMC	Ukiah Valley Medical Center
V.I.	United States Virgin Islands
WM	Waste Management
WMC	Waste Management of California
WMC&R	Waste Management Collection & Recycling
WMMC	White Memorial Medical Center
WU	Woodbury University
WWI	Western Waste Industries

See accompanying Notes to Financial Statements.

63      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES     July 31, 2014

Assets
Investments, at value (cost $656,195,853)—see accompanying statement of investments	$637,087,718

Cash	771,717

Receivables and other assets:
Interest	10,794,636
Investments sold on a when-issued or delayed delivery basis	5,815,000
Shares of beneficial interest sold	1,108,401
Other	209,777

Total assets	655,787,249

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,665,000
Payable for borrowings (See Note 6)	6,100,000
Shares of beneficial interest redeemed	3,713,674
Dividends	506,658
Investments purchased	416,620
Distribution and service plan fees	110,615
Trustees’ compensation	41,923
Shareholder communications	19,918
Interest expense on borrowings	433
Other	69,697

Total liabilities	17,644,538

Net Assets	$638,142,711

Composition of Net Assets
Par value of shares of beneficial interest	$193,949

Additional paid-in capital	688,788,212

Accumulated net investment income	3,691,053

Accumulated net realized loss on investments	(35,422,368)

Net unrealized depreciation on investments	(19,108,135)

Net Assets	$638,142,711

64      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $370,783,689 and 112,670,552 shares of beneficial interest outstanding)	$3.29

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.37

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $791,695 and 233,664 shares of beneficial interest outstanding)	$3.39

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $144,344,942 and 44,006,648 shares of beneficial interest outstanding)	$3.28

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $122,222,385 and 37,038,345 shares of beneficial interest outstanding)	$3.30

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS     For the Year Ended July 31, 2014

Investment Income
Interest	$33,518,001

Other income	108

Total investment income	33,518,109

Expenses
Management fees	2,842,794

Distribution and service plan fees:
Class A	1,012,364
Class B	10,100
Class C	1,447,065

Transfer and shareholder servicing agent fees:
Class A	294,419
Class B	1,324
Class C	120,753
Class Y	95,243

Shareholder communications:
Class A	46,163
Class B	707
Class C	31,283
Class Y	20,168

Borrowing fees	562,038

Interest expense and fees on short-term floating rate notes issued (See Note 1)	77,108

Interest expense on borrowings	18,154

Trustees’ compensation	11,080

Custodian fees and expenses	3,759

Other	118,307

Total expenses	6,712,829
Less waivers and reimbursements of expenses	(165)

Net expenses	6,712,664

Net Investment Income	26,805,445

Realized and Unrealized Loss
Net realized loss on investments	(3,747,045)

Net change in unrealized appreciation/depreciation on investments	(3,862,979)

Net Increase in Net Assets Resulting from Operations	$19,195,421

See accompanying Notes to Financial Statements.

66      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013

Operations
Net investment income	$26,805,445	$23,186,817

Net realized loss	(3,747,045)	(8,770,272)

Net change in unrealized appreciation/depreciation	(3,862,979)	(23,991,403)

Net increase (decrease) in net assets resulting from operations	19,195,421	(9,574,858)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(14,762,048)	(14,517,060)
Class B	(26,685)	(40,364)
Class C	(4,188,243)	(4,162,631)
Class Y	(4,467,022)	(4,984,840)

	(23,443,998)	(23,704,895)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(88,470,012)	193,582,357
Class B	(458,997)	(330,302)
Class C	(10,958,212)	43,736,617
Class Y	(9,867,887)	44,664,173

	(109,755,108)	281,652,845

Net Assets
Total increase (decrease)	(114,003,685)	248,373,092

Beginning of period	752,146,396	503,773,304

End of period (including accumulated net investment income of $3,691,053 and $240,229, respectively)	$638,142,711	$752,146,396

See accompanying Notes to Financial Statements.

67      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 29,	July 30,
Class A	2014	2013	2012	2011 [1]	2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$3.30	$3.43	$3.33	$3.36	$3.20

Income (loss) from investment operations:
Net investment income[2]	0.14	0.13	0.15	0.16	0.17
Net realized and unrealized gain (loss)	(0.03)	(0.13)	0.11	(0.03)	0.15

Total from investment operations	0.11	0.00	0.26	0.13	0.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.13)	(0.16)	(0.16)	(0.16)

Net asset value, end of period	$3.29	$3.30	$3.43	$3.33	$3.36

Total Return, at Net Asset Value[3]	3.40%	(0.07)%	8.09%	4.07%	10.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370,784	$461,700	$289,266	$198,431	$188,647

Average net assets (in thousands)	$405,307	$385,057	$225,504	$197,240	$170,296

Ratios to average net assets:[4]
Net investment income	4.15%	3.68%	4.41%	4.94%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.78%	0.73%	0.76%	0.77%	0.81%
Interest and fees from borrowings	0.09%	0.06%	0.07%	0.12%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.05%	0.05%

Total expenses	0.88%	0.80%	0.85%	0.94%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.80%	0.85%	0.94%	1.13%

Portfolio turnover rate	19%	37%	20%	32%	42%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

68        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 29,	July 30,
Class B	2014	2013	2012	2011 [1]	2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$3.39	$3.52	$3.41	$3.44	$3.27

Income (loss) from investment operations:
Net investment income[2]	0.11	0.10	0.12	0.14	0.14
Net realized and unrealized gain (loss)	(0.02)	(0.13)	0.12	(0.04)	0.15

Total from investment operations	0.09	(0.03)	0.24	0.10	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.10)	(0.13)	(0.13)	(0.12)

Net asset value, end of period	$3.39	$3.39	$3.52	$3.41	$3.44

Total Return, at Net Asset Value[3]	2.73%	(1.02)%	7.18%	2.98%	9.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$792	$1,253	$1,629	$1,539	$1,870

Average net assets (in thousands)	$1,008	$1,470	$1,657	$1,720	$1,973

Ratios to average net assets:[4]
Net investment income	3.29%	2.78%	3.51%	3.99%	4.03%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.65%	1.69%	1.71%	1.72%	1.76%
Interest and fees from borrowings	0.09%	0.06%	0.07%	0.12%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.05%	0.05%

Total expenses	1.75%	1.76%	1.80%	1.89%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.76%	1.80%	1.89%	2.08%

Portfolio turnover rate	19%	37%	20%	32%	42%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

69      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS     Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 29,	July 30,
Class C	2014	2013	2012	2011 [1]	2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$3.29	$3.41	$3.31	$3.35	$3.19

Income (loss) from investment operations:
Net investment income[2]	0.11	0.10	0.12	0.14	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.12)	0.12	(0.04)	0.15

Total from investment operations	0.08	(0.02)	0.24	0.10	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.10)	(0.14)	(0.14)	(0.13)

Net asset value, end of period	$3.28	$3.29	$3.41	$3.31	$3.35

Total Return, at Net Asset Value[3]	2.62%	(0.56)%	7.30%	2.96%	9.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144,345	$156,017	$118,105	$74,654	$70,579

Average net assets (in thousands)	$144,718	$138,944	$91,711	$74,225	$65,423

Ratios to average net assets:[4]
Net investment income	3.38%	2.91%	3.61%	4.15%	4.17%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.55%	1.52%	1.54%	1.56%	1.60%
Interest and fees from borrowings	0.09%	0.06%	0.07%	0.12%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.05%	0.05%

Total expenses	1.65%	1.59%	1.63%	1.73%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.59%	1.63%	1.73%	1.92%

Portfolio turnover rate	19%	37%	20%	32%	42%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

70      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

	Year Ended	Year Ended	Year Ended Period Ended
	July 31,	July 31,	July 31,	July 29,
Class Y	2014	2013	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.31	$3.43	$3.33	$3.34

Income (loss) from investment operations:
Net investment income[2]	0.14	0.13	0.15	0.11
Net realized and unrealized gain (loss)	(0.02)	(0.11)	0.12	(0.01)

Total from investment operations	0.12	0.02	0.27	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.14)	(0.17)	(0.11)

Net asset value, end of period	$3.30	$3.31	$3.43	$3.33

Total Return, at Net Asset Value[3]	3.63%	0.46%	8.33%	3.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,222	$133,176	$94,773	$13,031

Average net assets (in thousands)	$115,517	$125,603	$53,265	$5,548

Ratios to average net assets:[4]
Net investment income	4.38%	3.91%	4.48%	5.05%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.54%	0.50%	0.51%	0.58%
Interest and fees from borrowings	0.09%	0.06%	0.07%	0.10%
Interest and fees on short-term floating rate notes issued	0.01%	0.01%	0.02%	0.05%

Total expenses[5]	0.64%	0.57%	0.60%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	0.64%	0.57%	0.60%	0.73%

Portfolio turnover rate	19%	37%	20%	32%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

71      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     July 31, 2014

1. Significant Accounting Policies

Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”), formerly named Oppenheimer Limited Term California Municipal Fund, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

72      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

73      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

74      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $6,665,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2014, municipal bond holdings with a value of $11,271,569 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,665,000 in short-term floating rate securities issued and outstanding at that date.

At July 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,335,000	Los Angeles, CA Dept. of Airports ROLs[3]	12.617%	5/15/25	$4,606,569

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and

75      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,665,000 or 1.02% of its total assets as of July 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$5,815,000

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

76      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$4,378,338	$—	$35,416,169	$19,156,259

1. As of July 31, 2014, the Fund had $35,416,169 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2015	$172,117
2016	55,871
2017	2,457,882
2018	10,731,096
2019	3,010,369
No expiration	18,988,834

Total	$35,416,169

2. During the fiscal year ended July 31, 2014, the Fund utilized $591,547 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended July 31, 2014, $1,553 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate

77      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$1,553	$89,377	$87,824

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013

Distributions paid from:
Exempt-interest dividends	$23,315,272	$23,512,830
Ordinary income	128,726	192,065

Total	$23,443,998	$23,704,895

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$649,681,513 [1]

Gross unrealized appreciation	$13,119,347
Gross unrealized depreciation	(32,275,606)

Net unrealized depreciation	$(19,156,259)

1. The Federal tax cost of securities does not include cost of $6,562,464, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

78      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Projected Benefit Obligations Increased	$760
Payments Made to Retired Trustees	1,707
Accumulated Liability as of July 31, 2014	15,699

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure

79      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies

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2. Securities Valuation (Continued)

(listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

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NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$528,926,145	$—	$528,926,145
U.S. Possessions	—	108,161,573	—	108,161,573

Total Assets	$—	$637,087,718	$—	$637,087,718

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

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2. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	31,198,424	$102,259,924	185,887,766	$630,909,094
Dividends and/or distributions reinvested	3,186,740	10,464,964	3,204,077	10,929,221
Redeemed	(61,563,945)	(201,194,900)	(133,678,200)	(448,255,958)

Net increase (decrease)	(27,178,781)	$(88,470,012)	55,413,643	$193,582,357

Class B
Sold	13,055	$44,104	69,503	$244,921
Dividends and/or distributions reinvested	7,152	24,157	10,272	36,034
Redeemed	(155,856)	(527,258)	(173,792)	(611,257)

Net decrease	(135,649)	$(458,997)	(94,017)	$(330,302)

Class C
Sold	11,798,640	$38,586,345	19,969,567	$68,013,914
Dividends and/or distributions reinvested	873,944	2,863,392	812,629	2,761,924
Redeemed	(16,071,958)	(52,407,949)	(7,976,584)	(27,039,221)

Net increase (decrease)	(3,399,374)	$(10,958,212)	12,805,612	$43,736,617

Class Y
Sold	25,156,128	$82,794,659	41,313,205	$141,492,505
Dividends and/or distributions reinvested	794,065	2,615,784	673,778	2,300,746
Redeemed	(29,140,459)	(95,278,330)	(29,376,186)	(99,129,078)

Net increase (decrease)	(3,190,266)	$(9,867,887)	12,610,797	$44,664,173

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$122,945,987	$238,224,860

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NOTES TO FINANCIAL STATEMENTS     Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

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5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2014	$29,145	$106,092	$943	$37,272

Waivers and Reimbursements of Expenses. The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended July 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$76
Class C	50
Class Y	39

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The

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NOTES TO FINANCIAL STATEMENTS     Continued

6. Borrowings (Continued)

Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1594% as of July 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2014 equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1594%. Details of the borrowings for the year ended July 31, 2014 are as follows:

Average Daily Loan Balance	$11,180,548
Average Daily Interest Rate	0.1595%
Fees Paid	$475,690
Interest Paid	$18,808

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7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2014.

Fees Paid	$115,959

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the

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NOTES TO FINANCIAL STATEMENTS     Continued

8. Pending Litigation (Continued)

Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

88      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Limited Term California Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term California Municipal Fund, formerly Oppenheimer Limited Term California Municipal Fund, including the statement of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term California Municipal Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 19, 2014

89      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION        Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2014 are eligible for the corporate dividend-received deduction. 99.45% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

90      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS         Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

91      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS        Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate

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David K. Downes, Continued	Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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TRUSTEES AND OFFICERS    Unaudited

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time

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Joanne Pace, Continued	she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2004) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2004) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief

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TRUSTEES AND OFFICERS    Unaudited

William F. Glavin, Jr., Continued	Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS    Unaudited

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2004) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM

CALIFORNIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0801.001.0714 September 17, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $42,300 in fiscal 2014 and $41,500 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2014 and $2,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $727,131 in fiscal 2014 and $611,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $202,044 in fiscal 2014 and $443,073 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $931,675 in fiscal 2014 and $1,057,153 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Limited Term California Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/10/2014